UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Filed by the Registrant |X|

Check the appropriate box:

      |X| Preliminary Information Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

      |_| Definitive Information Statement

                           DEEP WELL OIL & GAS, INC.
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       Commission File Number: 000-24012

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1) Title of each class of securities to which investment applies: common stock.
      (2) Aggregate number of securities to which investment applies: not applicable.
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
      (4)   Proposed maximum aggregate value of transaction: Not Applicable.
      (5)   Total fee paid: Not Applicable.

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: Not Applicable.
      2)    Form, Schedule or Registration Statement No.: Not Applicable.
      3)    Filing Party: Not Applicable.
      4)    Date Filed: Not Applicable.

                           DEEP WELL OIL & GAS, INC.
                        246 Stewart Green SW Suite 3175
                        CALGARY Alberta, T3H 3C8 Canada
                                 (403) 686-6104

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholder:
This Information Statement is being mailed or otherwise furnished to Shareholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the "Company", "us" or "we"), in connection with the approval by written consent of the holders of a majority of our outstanding common stock. On November 7, 2004, Shareholders owning 51.12% of our total outstanding common stock, voted to approve a change of our jurisdiction of incorporation from Nevada, our current place of incorporation, to the Province of Alberta, Canada. The change of our jurisdiction of incorporation to Alberta will occur approximately twenty days after this Information Statement is mailed to our Shareholders. There will not be a meeting of our Shareholders or a vote of our Shareholders and none is required under Nevada law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock.

The process of changing our jurisdiction from Nevada to Canada is referred to as a "Continuance" or a "Conversion". After the completion of the Conversion, we will be an Alberta Corporation governed by the Alberta Business Corporations Act. We will continue to conduct the business in which we are currently engaged. Our operations have always existed and our employees have always been located entirely within Alberta, Canada; therefore, there will be no material effect on our operations. Following the Conversion, our business and operations will be identical in most respects to our current business, except that we will no longer be subject to the corporate laws of the State of Nevada, but rather we will be subject to the Alberta Business Corporations Act. The differences between the laws of these respective jurisdictions will affect your rights as a stockholder and are discussed under the heading "Comparative Rights of Stockholders" on page ________.

Eligible Shareholders who properly demand dissenters' rights who do not consent to the adoption of the Plan of Conversion and who otherwise comply with the provisions of Chapter 92A of the Nevada Revised Statutes will be entitled, if the Conversion is completed, to receive the fair value of their shares of common stock. Refer to the section entitled "Dissenters' Rights" in the accompanying Information Statement and the full text of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which is attached as Exhibit D to the accompanying Information Statement, for a description of the procedures that Deep Well Oil & Gas, Inc. shareholders must follow in order to exercise their dissenters' rights.


By order of the Board of Directors,


/s/ Steven Gawne, President
---------------------------
Steven Gawne, President
CALGARY CANADA

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DEEP WELL OIL & GAS, INC.
INFORMATION STATEMENT REGARDING ACTION TAKEN BY THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK

We are furnishing this Information Statement to persons and entities that were holders of our common stock (hereafter referred to as "Shareholders") on December 20, 2004 to provide a description of the action approved by the written consent of the holders of a majority of our outstanding shares of common stock. On November 7, 2004, Shareholders owning 51.12% of our total outstanding shares of common stock on such date, approved the change of our jurisdiction of incorporation from Nevada to Alberta, Canada. The written consents that we received from our Shareholders satisfy the shareholder approval requirements under the relevant sections of the Nevada Revised Statutes and the Alberta Business Corporations Act. There will not be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock. Accordingly, the actions will not be submitted to our remaining stockholders for a vote.

Approximately twenty days after this Information Statement is mailed to our shareholders, we will change our jurisdiction of incorporation from the State of Nevada, where we are currently incorporated, to the Province of Alberta, Canada. We refer to this change of jurisdiction of incorporation as a Continuance. A Continuance is a process by which a corporation that is not incorporated under the laws of Alberta, Canada may change its jurisdiction of incorporation to Alberta, Canada. Under the Alberta Business Corporations Act, as long as the laws of Nevada, our current home jurisdiction, allow for a continuance and a resolution authorizing the continuance is approved by a majority of the holders of our common stock, we may become or be "continued" as an Alberta Corporation by the filing of Articles of Continuance with the Registrar of Companies under the Alberta Business Corporations Act. Under the corporate law of Nevada, this process is treated as a Conversion of our outstanding shares into shares of a Canadian company. We refer to this process in this Information Statement as the "Continuance" or the "Conversion". After the completion of the Conversion, we will be an Alberta Corporation governed by the Alberta Business Corporations Act. We will continue to conduct the business in which we are currently engaged. Our operations have always existed and our employees have always been located entirely within Alberta, Canada; therefore, there will be no material effect on our operations. Our business and operations following the Conversion will be identical in most respects to our current business, except that we will no longer be subject to the corporate laws of the State of Nevada, but rather we will be subject to the Alberta Business Corporations Act. As an Alberta Corporation, we will continue to be liable for all the debts and obligations that we were liable for as a Nevada Corporation, and the individuals serving as our officers and directors when we were a Nevada corporation will continue to be our officers and directors when we are an Alberta Corporation. The differences between the laws will not materially affect our business, but will affect your rights as a stockholder. The differences between the applicable laws of the two jurisdictions are discussed in greater detail under the heading "Comparative Rights of Stockholders" begining on page 27. The full text of the Articles of Continuance to be filed with the Registrar of Companies of the Province of Alberta to effectuate the Continuance is attached hereto as Exhibit B; the full text of the Plan of Conversion to be filed with the Secretary of State of Nevada is attached hereto as Exhibit A. Our bylaws, as an Alberta, Canada Corporation, are attached hereto as Exhibit C.

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

Our Board of Directors has determined that it is advisable to change our jurisdiction of incorporation from Nevada to Alberta, Canada. Management has determined that a Conversion will be the most effective means of achieving the desired change of jurisdiction of incorporation. On August 19, 2004, our Board of Directors unanimously approved the Plan of Conversion and the Continuance.

Twenty days after this Information Statement is delivered to our Shareholders, we will file Articles of Conversion with the Secretary of State of Nevada. Articles of Continuance will also be filed with the Registrar of Companies under the Business Corporations Act in the Province of Alberta. Upon filing, we will be continued as an Alberta company and will be governed by the laws of Alberta. The assets and liabilities of the Alberta company immediately after the consummation of the Conversion will be identical to the assets and liabilities of the Nevada company immediately prior to the Conversion. The current officers and directors of the Nevada company will be the officers and directors of the Alberta company. The change of domicile will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each of our previously outstanding shares of common stock will become one share of the Alberta company. The change in domicile will, however, result in changes in the rights and obligations of our current Shareholders under applicable corporate laws. For an explanation of these differences see "Comparative Rights of Stockholders". In addition, the Continuance may have adverse tax consequences. For a more detailed explanation of the circumstances to be considered in determining the tax consequences, see "Material United States Federal Tax Consequences" and "Material Canadian Tax Consequences."

This Information Statement is being mailed on or about December _______, 2004 to persons and entities that were our Shareholders of record on December 20, 2004. The Information Statement is being delivered only to inform you of the corporate action described herein, twenty days before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE CHANGE OF OUR JURISDICTION OF INCORPORATION FROM NEVADA TO ALBERTA, CANADA. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT; CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE MATTERS.

QUESTIONS AND ANSWERS ABOUT THE CONTINUANCE

Q. WHY AM I RECEIVING THIS INFORMATION STATEMENT?
A. You are receiving this Information Statement to provide you with important information regarding action taken by our majority Shareholders by written consent. As a result of the action taken by the written consent of our Shareholders, we will change our jurisdiction of incorporation from the State of Nevada, where we are currently incorporated, to the Province of Alberta, Canada.

Q. WHAT EFFECT WILL THE CONTINUANCE HAVE ON MY DEEP WELL OIL & GAS, INC. SHARES?
A. After we change our jurisdiction from Nevada to the Province of Alberta, Canada, you will have the same number of Deep Well shares you have now. However, instead you will have shares of an Alberta, Canada corporation.

Q. WHY IS THERE NO STOCKHOLDER VOTE OR MEETING?
A. Certain of our stockholders who own approximately 51.12 % of our Common Stock have approved the Continuance. These stockholders gave their written consent to the Continuance. Their consents satisfied the stockholder approval requirements for the Continuance under Nevada law, so no separate stockholder vote or meeting is necessary. Accordingly, the actions will not be submitted to our remaining stockholders for a vote.

Q. AM I REQURIED TO DO ANYTHING WITH THE INFORMATION STATEMENT OR RETURN ANY DOCUMENTS TO THE COMPANT?
A. No, the Information Statement is for informational purposes only to advise you of matters relating to the Continuance.

Q. WHAT IS THE TAX IMPACT OF THE CONTINUANCE ON DEEP WELL STOCKHOLDERS?
A. Please see the sections titled "Material United States Federal Tax Consequences General", "United States Federal Income Tax Consequences", "US Tax Consequences to the Company", and "US Tax Consequences to U.S. and Canadian Shareholders", beginning on page 45.

Q. AM I ENTITLED TO DISSENTER'S RIGHTS?
A. Yes, you may be entitled to dissenter's rights as a result of the Continuance. Please see "Dissenter's Rights" beginning on Page 37.

Q. WHEN DO YOU EXPECT TO COMPLETE THE CONTINUANCE?
A. The Continuance will be effective upon the filing of Plan of Conversion with the Nevada Secretary of State and the Articles of Continuance with the Registrar of Companies in the Province of Alberta. We will file these articles approximately twenty days after this Information Statement is mailed to our Shareholders.

SUMMARY
In this Information Statement, unless otherwise indicated or the context otherwise requires, we will refer to Deep Well Oil & Gas, Inc., a Nevada corporation herein referred to as Deep Well Nevada, and Deep Well Oil & Gas, Inc., a to-be-continued Alberta, Canada corporation, herein referred to as "Deep Well Alberta", "we", "us", "our" or "the Company". The procedure by which we will change our domicile from Nevada to Alberta, Canada is referred to as a Conversion or a Continuance.

THE COMPANY
We are actively engaged in the oil and gas exploration business. Our principal executive office is located at 246 Stewart Green SW Suite 3175 CALGARY Alberta, T3H 3C8 Canada, (403) 686-6104

After effecting the Continuance, we will be a Canadian corporation governed by the Alberta Business Corporations Act. Additionally, after effecting the Continuance, we will continue to conduct the business in which we are currently engaged and since our operations and employees presently exist entirely within Canada, there will be no material effect on our operations. Our business and operations following the Conversion will be identical in most respects to our current business, except that we will no longer be subject to the corporate laws of the State of Nevada, but we will be subject to the Alberta Business Corporations Act. The Alberta company, Deep Well Alberta, will be liable for all the debts and obligations of the Nevada company, Deep Well Nevada. The officers and directors of the Alberta company will be the officers and directors of the Nevada company. The material differences between the laws will not materially affect our business but will affect your rights as a stockholder. The differences between the applicable laws of the two jurisdictions are discussed in greater detail under the heading "Comparative Rights of Stockholders" beginning on page 27.

GENERAL DESCRIPTION OF LEGAL AUTHORITY FOR THE CONTINUANCE
Nevada Revised Statute Section 92A.105 sets forth that a Nevada for profit corporation may convert into a foreign entity if the plan of conversion is approved by the majority vote of the Board of Directors and Shareholders where the Continuance will occur. The plan of conversion must be in writing and set forth the:

      (a)   Name of the corporation and the proposed name of the corporation;
      (b)   Address of the constituent entity and the resulting entity;
      (c) Jurisdiction of the law that governs the corporation both before and after the Continuance constituent entity;
      (d)   Terms and conditions of the Conversion;
      (e) Manner and basis of converting a shareholder's shares of stock into shares of stock of the resulting entity; and
      (g) Full text of the articles of incorporation or bylaws of a corporation, which is the resulting entity.

Nevada Revised Statute Section 92A.120 provides that the board of directors must submit the plan of conversion for approval by the Shareholders. For a plan of conversion to be approved, the board of directors must recommend the conversion, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan. Additionally, the stockholders entitled to vote must approve the plan at a meeting of Shareholders or the plan must be approved by the written consent of Shareholders.

Alberta Business Corporations Act Section 188 provides that a foreign corporation may, if so authorized by the laws of the jurisdiction in which it is incorporated, apply to the Registrar of Alberta Corporations for a Certificate of Continuance. Under the provision of this section, the provisions of our proposed articles of continuance of Deep Well Nevada when continued as Deep Well Alberta, may vary from the provisions of the laws of Nevada, the Corporation's Nevada articles of incorporation and bylaws, so long as the variation is one which an Alberta corporation could effect by way of amendment to its articles.

Articles of Continuance in the prescribed form must be sent to the Registrar. On receipt of Articles of Continuance and the documents required, the Registrar shall issue a Certificate of Continuance. On the date shown in the Certificate of Continuance, the foreign corporation becomes an Alberta corporation to which the Alberta Business Corporations Act applies as if it had been incorporated under such Act. When a foreign corporation is continued as an Alberta Corporation, the property of the foreign corporation continues to be the property of the corporation, the corporation continues to be liable for the obligations of the foreign corporation, an existing cause of action, claim or liability to prosecution is unaffected, a civil, criminal or administrative action or proceeding pending by or against the foreign corporation may be continued to be prosecuted by or against the corporation, and conviction against, or ruling, order or judgment in favor of or against, the foreign corporation may be enforced by or against the corporation.
This section also generally provides that a share of a foreign corporation issued before the foreign corporation was continued to Alberta is deemed to have been issued in compliance with this Act and with the provisions of the articles of continuance irrespective of whether the share is fully paid and irrespective of any designation, rights, privileges, restrictions or conditions set out on or referred to in the certificate representing the share, and continuance under this section does not deprive a holder of any right or privilege that the holder claims under, or relieve the holder of any liability in respect of, an issued share. Additionally, if a corporation continued to Alberta, had, before it was so continued, issued a share certificate in registered form that is convertible to a share certificate in favor of bearer, the corporation may, if a holder of such a share certificate exercises the conversion privilege attached to it, issue a share certificate in favor of bearer for the same number of shares to the holder.

This section additionally provides that if the Registrar of Corporations determines on the application of a foreign corporation that it is not practicable to change a reference to the nominal or par value of shares of a class or series that it was authorized to issue before it was continued under this Act, the Registrar may permit the foreign corporation to continue to refer in its articles to those shares, whether issued or unissued, as shares having a nominal or par value. In this regard, if the corporation sets out in its articles the maximum number of shares of a class or series referred to and may not amend its articles to increase that maximum number of shares or to change the nominal or par value of those shares.


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

GENERAL DESCRIPTION OF CORPORATE ACTION BY WRITTEN CONSENT OF THE MAJORITY VOTE OF SHAREHOLDERS.
Each holder of our common stock is entitled to one (1) vote for each share held. Nevada law requires that we have a majority vote of Shareholders in order to proceed with the Continuance. Nevada Revised Statutes 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the stockholders holding at least a majority of the voting power. As of December 20, 2004, we had 31,236,468 shares outstanding. Of these shares, 15,968,800 shares representing 51.12 % of our outstanding common stock voted by written consent in favor of the Continuance. Because we received written consents of more than a majority of our common stock outstanding, we have votes sufficient for approval of the Continuance. As a result, adoption of the Plan of Conversion was approved in accordance with the relevant sections of the Nevada Revised Statutes. Under the Alberta Business Corporations Act, as long as the laws of Nevada, our current home jurisdiction, allow for a continuance and a resolution authorizing the continuance is approved by a majority of the holders of our common stock, we may become or be "continued" as an Alberta Corporation by the filing of Articles of Continuance with the Registrar of Companies under the Alberta Business Corporations Act.

SHAREHOLDER ACTION NOT REQUIRED
No action is required by you. The accompanying Information Statement is furnished only to inform our Shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

APPROVAL BY OUR BOARD OF DIRECTORS AND REASONS FOR THE CONTINUANCE

Our Board of Directors has determined that it is advisable to change our jurisdiction of incorporation from Nevada to Alberta, Canada. Management has determined that a Conversion will be the most effective means of achieving the desired change of jurisdiction of incorporation. On August 19, 2004, our Board of Directors unanimously approved the Conversion. In reaching its decision, the Board reviewed the fairness to us and our stockholders of the Conversion and considered, without assigning relative weights, to the following factors:

- All of our assets and employees and current principal executive office are currently located in Alberta, Canada, and always have been.

- Our Board of Directors believes that the Conversion will provide greater access to certain tax incentives, which are more readily available to Canadian incorporated companies.

- Our Board of Directors believes that there will be minimal U.S. tax consequences of the Conversion.

-     A majority of our stockholders has approved the Conversion.

- We have no offices in Nevada, conduct no business in Nevada and have no connection of any type with the State of Nevada, other than being domiciled in Nevada.

- Eliminating the possibility that both the U.S. and Canada will claim tax jurisdiction over the Company, potentially resulting in the Company being both taxed under United States and Canadian laws;

-     minimize the obligation of the Company in regard to:

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

            i. maintaining its books and records in both Canadian and U.S. Currencies;

            ii. maintaining and complying with both Canadian and United States Accepted Accounting Principles.

Without relying on any single factor listed above more than any other factor, the Board of Directors, based upon their consideration of all such factors taken as a whole, have concluded that the proposals are fair to our stockholders and us.

EFFECTIVE DATE OF THE CONVERSION
Under applicable federal securities laws, the Conversion cannot be effective until at least twenty (20) calendar days after this Information Statement is first mailed to our Shareholders. We shall file the Plan of Conversion with the Secretary of State of Nevada. We shall file a notice of registered office, a notice of directors and Articles of Continuance with the Registrar of Companies of Alberta, Canada as provided under the Alberta Business Corporations Act. The current officers and directors of the Nevada company will be the officers and directors of the Alberta company. Upon the filing of the Plan of Conversion in accordance with Section 92A.205 of the Nevada Revised Statutes and payment to the Nevada Secretary of State of all fees prescribed thereto, the conversion shall become effective in accordance with Section 92A.240 of the Nevada Revised Statutes. Upon receipt of the Articles of Continuance and payment of all applicable fees, the Registrar of Companies under the Alberta Business Corporations Act shall issue a Certificate of Continuance, and the Continuance shall be effective on the date shown in the certificate. A copy of the Certificate of Continuance to be filed with the Registrar of Companies of the Province of Alberta is attached hereto has Exhibit B. It is anticipated that the foregoing will take place twenty (20) calendar days after this Information Statement is first mailed to our Shareholders. A copy of the Plan of Conversion is attached hereto as Exhibit A.

PRINCIPAL FEATURES OF THE CONTINUANCE
The Continuance will be accomplished by filing the Articles of Continuance with the Registrar of Companies of the Province of Alberta to effectuate the Continuance, which is attached hereto as Exhibit B, and by filing the Plan of Conversion with the State of Nevada, which is attached hereto as Exhibit A.

EFFECT OF THE CONTINUANCE ON OUR STOCK CERTIFICATES; EXCHANGE OF SHARE CERTIFICATES
No exchange of certificates that, prior to the effective time of the Continuance represented shares of our common stock, is required with respect to the Continuance and the transactions contemplated by the Plan of Conversion. Promptly after the effective time of the Conversion, we shall mail to each record holder of certificates that immediately prior to the effective time of the Conversion represented shares of our common stock, a letter of transmittal and instructions for use in surrendering those certificates. Upon the surrender of each certificate formerly representing our stock, together with a properly completed letter of transmittal, we shall issue in exchange a new share certificate of the Alberta company and the stock certificate representing shares in the Nevada company shall be cancelled. Until so surrendered and exchanged, each of our outstanding Nevada stock certificates shall represent solely the right to receive shares of our stock after the Continuance. Those certificates should be carefully preserved by you. Following the Continuance, the rights of our shareholders will be governed by Alberta law. For further information regarding the effect of the Continuance on shareholders' rights, refer to "Significant Differences Between the Corporation Laws of Nevada and Alberta, Canada" below. After the change of domicile, our common stock will be listed on National Quotation Bureau's Pink Sheets under the symbol "DWOGF".

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

FURNISHING INFORMATION
This Information Statement is being furnished to all holders of our common stock. Our Form 10-KSB and Schedule 14F1, containing the information required by
Section 14(f) of the Securities Exchange Act of 1934 and Regulation 14f-1 promulgated thereunder, may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the Edgar Archives and are incorporated herein by reference. We are presently current in the filing of all reports that we are required to file.

FOREIGN PRIVATE ISSUER
Accordingly, upon the Continuance, we will be considered a "foreign private issuer" under the Securities Act of 1933, as amended. Before our Continuance in Alberta, Canada, we prepared our financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States. As a Canadian incorporated issuer, we will be required to prepare our annual and interim financial statements in accordance with Canadian generally accepted accounting principles. For purpose of our annual disclosure obligations in the United States, we will annually file in the United States consolidated financial statements prepared in accordance with Canadian GAAP together with a reconciliation to US GAAP. In addition, as a foreign private issuer we will not have to file quarterly reports with the SEC nor will its directors, officers and 10% stockholders be subject to Section 16(b) of the Exchange Act. As a foreign private issuer we will not be subject to the proxy rules of Section 14 of the Exchange Act. Furthermore, Regulation FD does not apply to non-U.S. companies and will not apply to us upon the Conversion.

ACCOUNTING TREATMENT OF THE CONVERSION

For U.S. accounting purposes, conversion of our company from a Nevada corporation to an Alberta one represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Deep Well Alberta will be those of Deep Well Nevada.

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

Upon the effective date of the Conversion, we will no longer be subject to the securities laws of the state of Nevada and will be subject to the Province of Alberta. We will qualify as a foreign private issuer in the United States. Before our Continuance in Alberta, Canada, we prepared our consolidated financial statements in accordance with US GAAP. As a Canadian domestic issuer, we will be required to prepare our annual and interim consolidated financial statements in accordance with Canadian GAAP. For purpose of our annual disclosure obligations in the United States, we will annually file in the United States consolidated financial statements prepared in accordance with Canadian GAAP together with a reconciliation to US GAAP.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following is a brief summary of the material tax consequences the Continuance will have for stockholders. Stockholders should consult their own tax advisers with respect to their particular circumstances. A more detailed summary of the factors affecting the tax consequences for stockholders is set out under "Material United States Federal Tax Consequences" and "Material Canadian Income Tax Consequences."

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

On the date of the Continuance, the Nevada company must recognize any gain but not any losses to the extent that the fair market value of any of its assets exceeds its taxable basis in such assets. The calculation of any potential gain will need to be made separately for each asset held. No loss will be allowed for any asset that has a taxable basis in excess of its fair market value. We do not believe that any of our assets have a fair market value , which is greater or significantly greater than their respective tax basis. Accordingly, we do not expect to recognize material taxable gains as a result of the Continuance.

U.S. holders of our stock will not be required to recognize any gain or loss as a result of the Continuance. A U.S. stockholder's adjusted basis in the shares of the Alberta company will be equal to such stockholder's adjusted basis in the shares of the Nevada company. A U.S. stockholder's holding period in the shares of the Alberta company will include the period of time during which such stockholder held his or her shares in the Nevada company. For a more complete discussion of the U.S. Income Tax Consequences, please see "Material United States Federal Income Tax Consequences" beginning on page 45.

CANADIAN INCOME TAX CONSEQUENCES

On our Continuance to Alberta, Canada, the Alberta company will be deemed to dispose of and to immediately re-acquire its assets at their fair market value. If the fair market value of the assets exceeds the taxable basis in the assets a tax will be due. Pre-continuance losses are available for use in Alberta.

A Canadian stockholder will not realize a disposition of their Nevada shares on the Continuance to Alberta. To the extent a deemed dividend is paid by the Nevada company to a Canadian stockholder, the amount of the dividend will be included in their income. For a more complete discussion of the Canadian Income Tax Consequences, please see "Material Canadian Income Tax Considerations" beginning on page 49.

CONDITIONS TO THE CONSUMMATION OF THE CONVERSION
The Board of Directors and 51.12 % of the holders of our common stock have adopted and approved the Plan of Conversion. Therefore, the only condition required for us to adopt the Plan of Conversion and become continued into Alberta, Canada is that we file Articles of Conversion with the Secretary of State of Nevada and file Articles of Continuance with the Registrar of Companies under the Business Corporations Act in Alberta.

STOCK OPTIONS
As of the effective time of the Conversion, all warrants and options to purchase shares of our common stock granted or issued prior to the effective time of the Conversion will remain warrants and options to purchase shares of our common stock as continued under the Alberta Business Corporations Act.

MAILING OF THIS INFORMATION STATEMENT
The total cost of delivering this Information Statement will be borne by us.

HOW THE CONVERSION WILL AFFECT YOUR RIGHTS AS A STOCKHOLDER

You will continue to hold the same shares you now hold following the Continuance of the company to Alberta, Canada. Similarly, following the Continuance, we will be exempt from the proxy rules and our officers, directors and principal shareholders will continue to be exempt from Section 16 of the Securities Exchange Act of 1934, as amended. However, the rights of stockholders under Nevada law and our current articles and bylaws differ in certain substantive ways from the rights of stockholders under our proposed articles and bylaws and the Alberta Business Corporations Act. Examples of some of the changes in stockholder rights, which will result from Continuance, are:

            i. Our existing Nevada Articles of Incorporation authorize us to issue only one class of stock, which is common stock. We are authorized to issue up to three hundred million (300,000,000) shares of common stock. Our current Articles of Incorporation do not authorize us to issue any other class of stock, including preferred shares. Our proposed Alberta Articles of Continuance will authorize us to issue an unlimited number of shares designated as Common Shares with various rights and preferences and an unlimited number of shares designated as Preferred Shares. The preferred shares will have preferences and rights superior to those of the common shares. The ability to issue preferred shares may have a detrimental affect on the holders of our common stock. The holders of our common shares will continue to have one vote for each share held for all matters submitted to a vote of Shareholders eligible to vote. A description of the rights and preferences of the Preferred Shares can be found on pages 40-41 of this Information Statement.

            ii. Under Nevada law, an amendment to the Articles of Incorporation requires approval by vote of the holders of a majority of the outstanding stock. Under Alberta law, an amendment to a corporation's charter requires approval by a special resolution which requires approval by the holders of a two-thirds majority of the outstanding stock represented in person or by proxy.

            iii. Dissenter's rights are available to stockholders in more circumstances under Alberta law than under Nevada law. For example, under Alberta law, shareholders may dissent to certain amendments to its articles, amalgamate with another corporation, be continued as a corporation in another jurisdiction, sell, lease or exchange all of its property.

            iv. Stockholders have a statutory oppression remedy under Alberta law that does not exist under Nevada law.

            v. Under Nevada law, unless otherwise provided in the Articles of Incorporation, stockholders may act without a meeting by written consent of the majority of the voting power of the outstanding common stock entitled to vote on the matter, and notice need not be given to stockholders. Our current articles and bylaws allow such actions. Under Alberta law, stockholders may only act by way of a resolution passed at a duly called meeting unless all stockholders [not a majority] otherwise entitled to vote consent in writing. As such, once the Continuance is complete, in order for our Shareholders to take action by written consent, all of our Shareholders must vote in favor of any action.

            vi. Under Nevada law and our current bylaws, a majority of the voting power constitutes a quorum for the transaction of business at a shareholders' meeting. Under Alberta law and our proposed bylaws, a majority of the voting power constitutes a quorum for the transaction of business at a shareholders' meeting. Our proposed Alberta bylaws require, however, that a quorum is deemed present when 10% or more of the issued and outstanding share capital is present. The provision may be detrimental to the rights of Shareholders owning a majority of our voting shares. As a result thereof, resolutions may be passed at shareholders' meetings not attended by such shareholders on matters that would have otherwise not been subject to a vote.

            vii.  The Alberta  Business  Corporations  Act requires  approval of amendments to the Articles of Incorporation, certain amalgamations, the continuance of an Alberta corporation into another jurisdiction, share consolidations, business combinations, and the sale, lease, or exchange of all or substantially all of the property of a corporation outside the ordinary course of business, by a special resolution, requiring approval by a two-thirds majority of the shares present in person or represented by proxy and entitled to vote on the resolution. A simple majority of the shares present in person or represented by proxy and entitled to vote on a resolution is required to approve a resolution properly brought before the Shareholders.

            viii. Under Nevada  Revised  Statutes and our current Nevada bylaws, our directors are not required to reside in any particular location. The Alberta Corporations Act requires that at least half of the directors of a corporation must be resident Canadians.

            ix.   Upon   effectiveness   of  our   Continuance   as  an  Alberta
                  Corporation, we will be a foreign private issuer as defined by the Exchange Act Rule 3b-4(c) because:

                  o     We will be incorporated in a foreign jurisdiction;
                  o Less than 50% of our outstanding voting securities are owned by United States residents;
                  o None of our executive officers and directors are United States citizens nor United States residents;
                  o     None of our assets are located in the United States; and
                  o Our business is administered principally in Alberta, Canada.

                  Pursuant to Rule 3a12-3(b), because we are a foreign private issuer, upon effectiveness of the Continuance as an Alberta Corporation, we will be exempt from the proxy rules and from insider reporting and short-swing profit provisions of Section 16 of the Exchange Act. Additionally, our officers, directors, and more than 10% beneficial owners will not be subject to
                  Section 16 reporting requirements

For a more detailed discussion of the differences in the rights of stockholders under Nevada and Alberta law see "Comparative Rights of Stockholders" beginning on page 27.

DISSENTERS' RIGHTS
Under Section 92A.120 of the Nevada Revised Statutes, the approval of the board of directors of a company and the affirmative vote of the holders of at least a majority of its outstanding shares on the record date for a stockholder vote are required to approve and adopt a plan of conversion. Our Board of Directors and a majority of our Shareholders have approved and adopted our Plan of Conversion by unanimous written consent. If the Conversion is completed, eligible holders of our common stock that follow the procedures summarized below will be entitled to dissenters' rights under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes.

THE FOLLOWING IS A DISCUSSION OF THE MATERIAL PROVISIONS OF NEVADA LAW PERTAINING TO DISSENTERS' RIGHTS UNDER THE NEVADA REVISED STATUTES AS SET FORTH IN SECTIONS 92A.300 TO 92A.500 OF THE NEVADA REVISED STATUTES, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX D. YOU SHOULD READ APPENDIX D IN ITS ENTIRETY. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES OF OUR COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE STEPS SUMMARIZED BELOW PROPERLY AND IN A TIMELY MANNER TO PERFECT THEIR DISSENTERS' RIGHTS. FAILURE TO PROPERLY DEMAND AND PERFECT DISSENTERS' RIGHTS IN ACCORDANCE WITH SECTIONS 92A.300 TO 92A.500 OF THE NEVADA REVISED STATUTES WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

Under Nevada law, if a corporate action creating dissenters' rights is taken by written consent of the majority stockholders, the corporation must notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenters notice as set forth in Nevada Statutes. Deep Well will send a written dissenters' notice to all shareholders within 10 days after effectuation of the conversion. The notice will:

         o state where the demand for payment must be sent and where and when certificates for our shares are to be deposited;

         o        supply a form for demanding payment;

         o set a date by which we must receive the demand for payment, which may not be less than 30 or more than 60 days after the date the notice is delivered; and

         o be accompanied by a copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes;


An eligible shareholder to whom a dissenter's notice is sent must, by the date set forth in the dissenter's notice:

         o        demand payment; and

         o deposit his or her certificates in accordance with the terms of the dissenter's notice.

Eligible shareholders who do not demand payment or deposit their certificates where required, each by the date set forth in the dissenter's notice, will not be entitled to demand payment for their shares under Nevada law governing dissenters' rights.

Within 30 days after receipt of a valid demand for payment, we will pay each Dissenter, who complied with the procedures described by the Nevada dissenters' rights statute, the amount we estimate to be the fair value of the shares, plus accrued interest. The payment will be accompanied by:

         o our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that fiscal year, a statement of changes in shareholders' equity for that fiscal year and the latest available interim financial statements, if any;

            o     a statement of our estimate of the fair value of the shares;
            o     an explanation of how the interest was calculated;
            o     a statement  of  dissenters'  rights to demand  payment  under
                  Section 92A.480 of the Nevada Revised Statutes; and
            o a copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes.

An eligible dissenter may notify us in writing of the dissenter's own estimate of the fair value of the shares and interest due, and demand payment based upon his or her estimate, less our fair value payment or offer for payment, or reject the offer for payment made by us and demand payment of the fair value of the dissenter's shares and interest due if the dissenter believes that the amount paid or offered is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated. A dissenter waives his right to demand such payment unless the dissenter notifies us of his demand in writing within 30 days after we made or offered payment for the dissenter's shares.

If a demand for payment remains unsettled, we will commence a proceeding within 60 days after receiving the demand for payment and petition the court to determine the fair value of the shares of Deep Well common stock and accrued interest. If we do not commence the proceeding within the 60-day period, we will be required to pay each dissenter whose demand remains unsettled the amount demanded.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

      o for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by us; or

      o for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which we elected to withhold payment pursuant to Nevada law.

Under Nevada law, the fair value of shares of our common stock means the value of the shares immediately before the consummation of the conversion, excluding any increase or decrease in value in anticipation of the conversion unless excluding such increase or decrease is inequitable. The value determined by the court for our common stock could be more than, less than, or the same as the conversion consideration, but the form of consideration payable as a result of the dissent proceeding would be cash.

The court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amounts the court finds equitable, to the extent that the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

            o against us in favor of all dissenters if the court finds we did not substantially comply with the Nevada dissenters' rights statute; or

            o against either us or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the dissenters' rights provided under the Nevada dissenters' rights statute.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

If a proceeding is commenced because we did not pay each dissenter who complied with the procedures described by the Nevada dissenters' rights statute the amount we estimated to be the fair value of the shares, plus accrued interest, within 30 days after receipt of a valid demand for payment, the court may assess costs against us, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding. The assessment of costs and fees, if any, may also be affected by Nevada law governing offers of judgment.

The foregoing summary of the material rights of eligible dissenting stockholders does not purport to be a complete statement of such rights and the procedures to be followed by stockholders desiring to exercise any available dissenters' rights. The preservation and exercise of dissenters' rights require strict adherence to the applicable provisions of Nevada law.


CHANGES IN VOTING CONTROL OF OUR COMMON STOCK AND OUR BOARD OF DIRECTORS SINCE OUR LAST FISCAL YEAR END.
On February 6, 2004, our then sole officer and director and majority shareholder, David Roff, sold: (a) 5,775,000 shares of our common stock to Nearshore Petroleum Corporation, a private corporation registered in Alberta, Canada, which is owned and controlled by Steven Gawne, our current director, Chief Executive Officer and President, and his wife, Rebekah Joy Gawne, in exchange for an aggregate of $481.25 or $0.000083 per share; and (b) 5,775,000 shares of our common stock to 1089144 Alberta Ltd., a private corporation registered in Alberta, Canada, which is 50% owned by Cassandra Doreen Brown and 50% owned by Elissa Alexandra Brown, both of whom are the daughters of our former Chief Operating Officer, John F. Brown, in exchange for an aggregate of $481.25 or $0.000083 per share. On or about October 11, 2004, these shares were returned to treasury for cancellation. After David Roff's sales to Nearshore Petroleum Corporation and 1089144 Alberta Ltd., he held 450,000 shares of our common stock. As a result of these transactions, a change of the voting control of our common stock occurred. In connection with these transactions, David Roff resigned as our sole officer and director. Further, as a result of Mr. Roff's resignation and in accordance with the September 10, 2003 Order and Plan of Reorganization issued by the U.S. Bankruptcy Court in and for the Eastern District of New York, In re: Allied Devices Corporation et. al., (Chapter 11, Case No. 03-80962-511), Champion Equities, a Utah limited liability company controlled by Radd Berrett, an individual, appointed Steven Gawne, Curtis Sparrow, Dr. Horst A. Schmid and Len Bolger to our Board of Directors. As a result, a change in our Board of Directors also occurred. Our new Board of Directors appointed Steven Gawne as Chief Executive Officer and President, and Curtis Sparrow as Secretary, Treasurer and Chief Financial Officer.

DESCRIPTION OF MIKWEC TRANSACTION
On July 8, 2004, our Board of Directors approved the acquisition of Mikwec Energy Canada Ltd. ("Mikwec"), a privately held Alberta, Canada corporation. To date, we have received approvals and share certificates from 99.38% of Mikwec's common stockholders and 100% of Mikwec's preferred stockholders. Under the terms of the agreement with Mikwec, these shares are to be exchanged for 22,053,375 newly issued shares of our restricted common stock, which upon issuance by us [after the Continuance to Alberta is effective] will represent approximately forty one percent (41%) of our common shares to be outstanding. Mikwec's Board of Directors unanimously approved the transaction and recommended that its common and preferred stock shareholders agree to exchange their Mikwec shares for newly issued shares of our common stock. The Exchange Agreement contained various conditions to closing, specific representations by the parties, and was subject to due diligence of the parties. We deem all conditions to the closing to be materially satisfied and Mikwec's management [prior to the appointment of William Tighe] has advised us that the foregoing conditions have been materially satisfied. In connection with the acquisition of Mikwec, William Tighe has been appointed by Mikwec's Board of Directors and Mikwec's Shareholders as the sole officer and director of Mikwec.

We have received irrevocable documents of share transfer from 99.38% of Mikwec's common stockholders and 100% of Mikwec's preferred stockholders. Nevada law requires that we file Articles of Share Exchange setting forth certain information, including the name and jurisdiction of organization of each corporation involved in the share exchange. Although we had obtained approximately ninety nine and three eighths percent (99.38%) of Mikwec's common stock, we did not previously file Articles of Share Exchange with Nevada because we were awaiting a decision from one Mikwec shareholder who holds .62% of Mikwec's common stock as to whether he would voluntarily agree to exchange his Mikwec Shares for shares of our common stock. Because we did not receive the consent of this shareholder who represented 0.62% of Mikwec's issued stock, on December 15, 2004 our Board of Directors determined that we would no longer seek this shareholder's consent and file the Plan of Exchange for our acquisition of 99.38% of Mikwec with the State of Nevada. We plan to file our Plan of Exchange and Plan of Conversion immediately after our definitive information statement is provided to our Shareholders. Once the Plan of Exchange and Plan of Conversion are filed with Nevada, we will file the Articles of Continuance with the Registrar of Companies for the Province of Alberta. Upon notification from the Registrar of Companies that the Continuance is effective, we will issue 22,053,375 newly issued shares of our restricted common stock to the common and preferred Mikwec Shareholders who agreed to exchange their shares of Mikwec for shares of our restricted common stock.

In connection with the Mikwec transaction, no change in the voting control of our common stock occurred and there was no change in our Board of Directors. Because we are the acquiring company in the exchange with Mikwec, Nevada law does not require us to obtain shareholder approval of the transaction. In the course of our due diligence of the Mikwec acquisition, after we had approvals of the majority of Mikwec's shareholders, we determined that approximately eighty nine percent (89%) of Mikwec's shareholders were Canadian residents and would incur significant Canadian tax liabilities if they exchanged their shares of Mikwec for shares of a Nevada corporation. Even though our agreement with Mikwec and its shareholders did not require us to change our jurisdiction of incorporation, we determined it would be in the Mikwec shareholders' and our shareholders' best interest to do so, since the majority of our common shares before the Mikwec acquisition were held by Canadian residents as well. Prior to the acquisition of Mikwec, described in this Information Statement, we had fifty-six registered holders of our common stock; of these holders, thirty-six were non-U.S. residents.

INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON.
Our President, Steven Gawne, held in the aggregate [directly and through his ownership of Nearshore Petroleum] 200,000 of the preferred shares of Mikwec before our transaction with Mikwec. These shares, according to the terms of the agreement between Deep Well Nevada and Mikwec, [upon issuance by us of shares to the Mikwec Shareholders], will convert into 6,000,000 shares of our common stock. Because Steven Gawne is a Canadian resident, he will receive certain Canadian tax advantages as a result of the Continuance since he will dispose of shares of a Canadian corporation, as opposed to a Nevada corporation. Additionally, prior to the Mikwec transaction on July 8, 2004, Mr. Gawne held 4,875,000 restricted shares of our common stock through his and his wife's ownership of Nearshore Petroleum Corporation. Upon our issuance of the shares of our common stock to the Mikwec shareholders, and required conversion of the aforementioned preferred shares, Mr. Gawne will hold directly, and indirectly through his and his wife's ownership of Nearshore Petroleum Corporation, an aggregate of 10,875,000 restricted shares of our common stock, an increase of 6,000,000 restricted shares of our common stock as a result of the Mikwec transaction.

Portwest Investment Ltd. is an Alberta Canada Registered Corporation which is 100% owned and controlled by our Chairman of the Board of Directors, Dr. Horst
A. Schmid. Prior to the Mikwec transaction, Dr. Schmid, as a result of his ownership of Portwest, held 1,950,000 shares of our common stock. Dr. Schmid as a result of his ownership of Portwest also indirectly held 600,000 shares of Mikwec's common stock and 62,5000 shares of Mikwec's preferred stock. In the Mikwec transaction, these common and preferred Mikwec shares will be exchanged for 2,475,000 newly issued restricted shares of our common stock. As a result, after the issuance of our common stock to the Mikwec Shareholders, Dr. Schmid through his ownership of Portwest, will hold 4,425,000 shares of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
On December 20, 2004, [prior to the issuance of any shares to the Mikwec Shareholders for the acquisition of Mikwec] we had 31,236,468 shares of common stock outstanding. Of these shares, 15,968,800 shares, representing 51.12% of our outstanding common stock, voted in favor of the Plan of Conversion. Each share of common stock entitles the holder thereof to one vote on each matter that may be presented for a vote of our Shareholders by person, proxy or written consent. As of December 20, 2004, our common stock constituted the only class of securities entitled to vote.

The following tables set forth the ownership as of December 20, 2004 [without including the shares to be issued to the Mikwec Shareholders upon effectiveness of the Continuance] by:

      o Each shareholder known by us to own beneficially more than 5% of our common stock;
      o     Each executive officer;
      o     Each director or nominee to become a director; and
      o     All directors and executive officers as a group.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS: (1)(2)
-----------------------------------------------------------------------------------------
Nature of
Title of Class  Name & Address                                    Beneficial  Percent of
                Of Beneficial Owner                   Amount (2)  Ownership   Class (3)
-----------------------------------------------------------------------------------------
Common          Steven and Rebekah Gawne (4)           4,875,000    Indirect       15.6%
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta T3H 3C8 Canada
-----------------------------------------------------------------------------------------
Common          Dr. Horst A. Schmid (5)                1,950,000    Indirect        6.2%
                Suite 712
                21 - 10405 Jasper Ave
                Edmonton, Alberta T5J 3S2 Canada
-----------------------------------------------------------------------------------------
Common          William Tighe (6)                      1,800,000    Indirect        5.8%
                First Bourbon House/Bourbon Street
                PO Box 1695
                Castries, St Lucia W.I.
-----------------------------------------------------------------------------------------
Common          C. Ruiz Tighe (7)                      1,767,000    Direct/Indirect 5.7%
                89 Arbour Ridge Heights NW
                   Calgary, Alberta T3G 3Z2 Canada
-----------------------------------------------------------------------------------------
                TOTAL                                 10,392,000                  33.27%

----------

(1) This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in this table has or shares voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

(2) The security ownership tables in this Information Statement does not reflect the issuance of 22,053,375 shares of our common stock to be issued to the Shareholders of Mikwec for the Mikwec transaction described on pages 17-18 above.

(3)   Based on 31,236,468 shares of our common stock outstanding.

(4) Our President, Steven Gawne, and his wife, Rebekah J. Gawne, collectively and indirectly, beneficially own 4,875,000 shares or 15.6% of our outstanding shares of common stock, as a result of their ownership of Nearshore Petroleum Corporation, which owns 4,875,000 shares. Nearshore Petroleum Corporation is a private corporation registered in Alberta, Canada, which is 50% owned and controlled by Steven Gawne and 50% owned and controlled by Steven Gawne's wife, Rebekah J. Gawne.

(5) Our Chairman of the Board, Dr. Horst Schmid, beneficially and indirectly owns 1,950,000 shares of our common stock held by Portwest Investment Ltd., a private corporation registered in Alberta, Canada, which is 100% owned and controlled by Chairman of our Board, Dr. Horst A. Schmid.

(6) William Tighe, the sole officer and director of Mikwec, beneficially and indirectly owns 1,800,000 shares of our common stock, held by Rainbow Enterprises Ltd., a corporation registered in St. Lucia West Indies which is 100% owned by William Tighe. William Tighe is the brother of Gary Tighe who is the husband of C. Ruiz Tighe. William Tighe is the sole officer and director of Mikwec.

(7) C. Ruiz Tighe beneficially and indirectly owns 1,667,000 shares of our common stock held by 1004731 Alberta Ltd., a corporation registered in Alberta, Canada, which is 100% owned by C. Ruiz Tighe. C. Ruiz Tighe directly holds 100,000 shares of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT: (1)(2)
--------------- ------------------------------ ---------- ----------- ---------
Title of Class  Name, Address and Position     Amount (3) Nature of   Percent
                Of Management                             Beneficial  of Class
                                                          Ownership   (3)
--------------- ------------------------------ ---------- ----------- ---------
Common          Steven Gawne (4)               4,875,000  Indirect     15.6%
                Chief Executive Officer,
                President, Director
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Curtis J. Sparrow, Chief               0  Not           0.0%
                Financial Officer, Secretary,             Applicable
                Treasurer, Director
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Dr. Horst A. Schmid (5)        1,950,000  Indirect      6.2%
                Chairman of the Board of
                Directors
                Suite 712
                21 - 10405 Jasper Ave
                Edmonton, Alberta  T5J 3S2
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Leonard F. Bolger, Director            0  Not           0.0%
                Suite 3175                                Applicable
                246 Stewart Green SW,
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Menno Wiebe, Director,
                      Chief Operating Officer     900,000  Direct        2.9%
                Suite 3175
                246 Stewart Green SW,
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
                OFFICERS AND DIRECTORS AS A     7,725,000               24.7%
                GROUP
--------------- ------------------------------ ---------- ----------- ---------

(1) This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in this table has or shares voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

(2) The security ownership tables in this Information Statement does not reflect the issuance of 22,053,375 shares of our common stock to be issued to the Shareholders of Mikwec for the Mikwec transaction described on page 17-18 above.

(3)   Based on 31,236,468 shares of our common stock outstanding.

(4) Our President, Steven Gawne, and his wife, Rebekah J. Gawne, collectively and indirectly, beneficially own 4,875,000 shares or 15.6% of our outstanding shares of common stock, as a result of their ownership of Nearshore Petroleum Corporation which owns 4,875,000 shares. Nearshore Petroleum Corporation is a private corporation registered in Alberta, Canada, which is 50% owned and controlled by Steven Gawne and 50% owned and controlled by Steven Gawne's wife, Rebekah J. Gawne. Steven Gawne and Rebekah J. Gawne may be deemed the beneficial owners of the shares of our stock owned by Nearshore Petroleum Corporation.

(5) Our Chairman of the Board, Dr. Horst Schmid, beneficially and indirectly owns 1,950,000 shares of our common stock held by Portwest Investment Ltd., a private corporation registered in Alberta, Canada, which is 100% owned and controlled by Chairman of our Board, Dr. Horst A. Schmid.

The following tables set forth the ownership of our common stock giving effect to the 22,053,375 shares of our common stock that we will issue to the Mikwec shareholders upon effectiveness of the Continuance by:

      o Each shareholder known by us who will own beneficially more than 5% of our common stock;
      o     Each executive officer;
      o     Each director or nominee to become a director; and
      o     All directors and executive officers as a group.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS: (1)(2)

--------------- ------------------------------------ ----------- ----------- -----------
Nature of
Title of Class  Name & Address                                   Beneficial   Percent of
                Of Beneficial Owner                  Amount (2)  Ownership    Class (3)
--------------- ------------------------------------ ----------- ----------- -----------
Common          Rebekah and Steven Gawne            10,875,000  Direct/Indirect     20.4%
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta T3H 3C8 Canada


Common          Dr. Horst A. Schmid                  4,425,000         Indirect      8.3%
                Suite 712
                21 - 10405 Jasper Ave
                Edmonton, Alberta T5J 3S2 Canada

Common          C. Ruiz Tighe (6)                    4,467,000   Direct/Indirect     8.4%
                89 Arbour Ridge Heights NW
                Calgary, Alberta T3G 3Z2 Canada



                 TOTAL                              19,767,000                       37.1

(1) This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in this table has or shares voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

(2) The security ownership tables in this Information Statement reflects the issuance of 22,053,375 shares of our common stock to be issued to the the Shareholders of Mikwec in exchange for their shares of Mikwec's common and preferred stock.

(3)   Based on 53,289,843 shares of our common stock outstanding.

(4) Our President, Steven Gawne, and his wife, Rebekah J. Gawne, collectively and indirectly, beneficially own 10,875,000 shares or 20.4% of our outstanding shares of common stock, as a result of Steven Gawne's ownership of 3,000,000 shares of common stock, and their ownership of Nearshore Petroleum Corporation which owns 7,875,000 shares. Nearshore Petroleum Corporation is a private corporation registered in Alberta, Canada, which is 50% owned and controlled by Steven Gawne and 50% owned and controlled by Steven Gawne's wife, Rebekah J. Gawne.

(5) Our Chairman of the Board, Dr. Horst Schmid, beneficially and indirectly owns 1,950,000 shares of our common stock held by Portwest Investment Ltd., a private corporation registered in Alberta, Canada, which is 100% owned and controlled by Chairman of our Board, Dr. Horst A. Schmid.

(6) C. Ruiz Tighe beneficially and indirectly owns 1,667,000 shares of our common stock held by 1004731 Alberta Ltd., a corporation registered in Alberta, Canada, which is 100% owned by C. Ruiz Tighe. C. Ruiz Tighe directly holds 100,000 shares of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT: (1)(2)

--------------- ------------------------------ ---------- ----------- ---------
Title of Class  Name, Address and Position     Amount (3) Nature of   Percent
                Of Management                             Beneficial  of Class
                                                          Ownership   (3)
--------------- ------------------------------ ---------- ----------- ---------
Common          Steven Gawne (4)               10,875,000  Direct/      20.4%
                Chief Executive Officer,                   Indirect
                President, Director
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Curtis J. Sparrow, Chief               0  Not            0.0%
                Financial Officer, Secretary,             Applicable
                Treasurer, Director
                Suite 3175
                246 Stewart Green SW
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Dr. Horst A. Schmid (5)         4,425,000  Indirect     8.3%
                Chairman of the Board of
                Directors
                Suite 712
                21 - 10405 Jasper Ave
                Edmonton, Alberta  T5J 3S2
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Leonard F. Bolger, Director            0  Not          0.0%
                Suite 3175                                Applicable
                246 Stewart Green SW,
                Calgary, Alberta  T3H 3C8
                Canada
--------------- ------------------------------ ---------- ----------- ---------
Common          Menno Wiebe, Director,           900,000  Direct       1.7%
                Chief Operating Officer
                Suite 246 Stewart Green SW,
                Calgary, Alberta  T3H 3C8
                Canada

OFFICERS AND DIRECTORS AS A GROUP              16,200,000            30.40%
--------------- ------------------------------ ---------- ----------- ---------

(1) This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in this table has or shares voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

(2) The security ownership tables in this Information Statement reflects the issuance of 22,053,375 shares of our common stock to be issued to the the Shareholders of Mikwec in exchange for their shares of Mikwec's common and preferred stock.

(3)   Based on 53,289,843 shares of our common stock outstanding.

(4) Our President, Steven Gawne, and his wife, Rebekah J. Gawne, collectively and indirectly, beneficially own 10,875,000 shares or 20.4% of our outstanding shares of common stock, as a result of Steven Gawne's ownership of 3,000,000 shares of common stock, and their ownership of Nearshore Petroleum Corporation which owns 10,875,000 shares. Nearshore Petroleum Corporation is a private corporation registered in Alberta, Canada, which is 50% owned and controlled by Steven Gawne and 50% owned and controlled by Steven Gawne's wife, Rebekah J. Gawne. Steven Gawne and Rebekah J. Gawne may be deemed the beneficial owners of the shares of our stock owned by Nearshore Petroleum Corporation.

(5) Our Chairman of the Board, Dr. Horst Schmid, beneficially and indirectly owns 1,950,000 shares of our common stock held by Portwest Investment Ltd., a private corporation registered in Alberta, Canada, which is 100% owned and controlled by Chairman of our Board, Dr. Horst A. Schmid.

COMPARATIVE RIGHTS OF STOCKHOLDERS
Differences between the Nevada Revised Statutes and the Alberta Business Corporations Act will result in various changes in the rights of our stockholders, some of which may not be beneficial to our stockholders. The following is a summary description of the most significant differences between the laws of the Alberta Business Corporations Act and Nevada Revised Statutes, Chapter 78, which affect our Stockholders. The summary description set forth below is qualified by reference to the Nevada Revised Statutes and the Alberta Business Corporations Act. You should consult with your own attorney and tax advisor as to how these changes affect you.

REMOVAL OF DIRECTORS
NEVADA
Under Nevada Revised Statutes Section 78.335, any director or the entire board of directors may be removed from office by the vote of the shareholders of a corporation holding not less than two-thirds of the voting power of the issued and outstanding common stock. If the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series. A vacancy created by the removal of a director may be filled at the meeting of the shareholders at which the director is removed or, if not so filled, may be filled by the Board of Directors.

ALBERTA
Under Section 109 of Alberta Business Corporations Act, the shareholders of a corporation may, by ordinary resolution at a special meeting called for that purpose, remove any director or directors from office. If the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series. Additionally, a director elected or appointed under Section 106(9) of the Alberta Business Corporations Act which provides that the articles or a unanimous shareholder agreement may provide for the election or appointment of a director or directors by creditors or employees of the corporation or by a class or classes of those creditors or employees, may be removed only by those persons having the power to elect or appoint that director.

PRESERVATION OF BOOKS AND RECORDS AND INSPECTION OF BOOKS AND RECORDS
NEVADA.
Maintenance of Corporate Books, Records and Shareholder Lists.
Under Nevada Revised Statutes Section 78.105 a corporation is required to keep at its registered office a certified copy by the Nevada Secretary of State of its articles of incorporation and all amendments thereto; of its bylaws certified by an officer of the corporation and all amendments thereto; and a stock ledger revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. The Company may charge reasonable fees to recover the costs of labor and materials and the cost of copies of any records provided to the stockholder.

Inspection of Books and Records and Shareholder Lists.
Under Section 78.105 of the Nevada Revised Statutes, any stockholder of record of a corporation who has held his shares for more than six months immediately preceding his demand or any person holding or authorized in writing by the holders of at least 5% of all of the corporation's outstanding shares, is entitled to inspect, during normal business hours, the corporation's stock ledger, articles of incorporation, bylaws and any amendments and to make extracts therefrom. Further, a Nevada corporation may condition such inspection right upon delivery of a written affidavit stating that inspection is not desired for any purpose not related to the stockholder's interest in the corporation and that he has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.
Under Section 78.257 of the Nevada Revised Statutes, however, there is no specific statutory provision regarding a stockholder's right to inspect the books and records, including financial records [other than the stock ledger, articles, bylaws and any amendments thereto] of the corporation unless the stockholder holds 15% of all of the issued and outstanding stock of the corporation or has received the approval of the holders of at least 15% of all of its issued and outstanding shares of the stock; however, there is no right to inspection if a corporation has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended. The Company may charge a reasonable fee to recover the costs of labor and materials and the cost of copies of any records provided to the stockholder.

ALBERTA.
Maintenance of Corporate Books, Records and Shareholder Lists.
Section 21 of the Alberta Business Corporations Act requires that an Alberta corporation prepare and maintain: (a) articles and bylaws and all amendments thereto and a copy of any unanimous shareholder agreement and any amendments thereto; (b) minutes of meetings and resolutions of shareholders; (c) copies of certain notices; (d) a securities register in which it records the securities it issues showing with the names, alphabetically arranged, and the latest known address of each person who is or has been a security holder, the number of securities held by each security holder, and the date and details of each issue and transfer of any security; and (e) copies of certain financial statements, reports and information.

Inspection of Books and Records and Shareholder Lists.
Section 23 of the Alberta Business Corporations Act provides that the directors and shareholders of a corporation, their agents and legal representatives may examine the articles and the bylaws, all amendments to the articles and bylaws, a copy of any unanimous shareholder agreement and any amendment to a unanimous shareholder agreement, minutes of meetings and resolutions of shareholders, copies of the notice of directors required to be submitted with the original articles of incorporation and any notice of a change of directors, and a securities register, copies of certain financial statements, reports and like information and the register of insider transactions. Additionally, Alberta law requires the corporation to maintain a register of insider transactions which includes disclosure of any director or officer of a corporation who is a party to a material contract or proposed material contract with the corporation, or a director or an officer of or has a material interest in any person who is a party to a material contract or proposed material contract with the corporation. Because we are a distributing corporation under Alberta law, any person, upon payment of a reasonable fee and sending to the corporation or registered agent, may on application require the corporation or its agent to furnish it, within 10 days from the receipt of the required statutory declaration, a list, made up to a date not more than 10 days before the date of receipt of the statutory declaration, setting forth the names of the shareholders of the corporation, the number of shares owned by each shareholder, and the address of each shareholder as shown on the records of the corporation. The statutory declaration required must state the name and address of the applicant or the corporate name if the requestor is a corporation, and that the basic list and any supplemental lists obtained will not be used except in connection with an effort to influence the voting of shareholders of the corporation, an offer to acquire shares of the corporation, or any other matter relating to the affairs of the corporation

TRANSACTIONS WITH OFFICERS AND DIRECTORS
Nevada Revised Statutes Section 78.140 provides that contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if (i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors; or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power; (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions; or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transaction.

ALBERTA.
Section 120 of the Alberta Business Corporations Act provides that an actual or proposed material contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and another entity in which a director or officer of the corporation is a director or officer, or in which the director or officer has a material interest, is not invalid nor is the director or officer accountable to the corporation for any profit realized, if the director or officer has disclosed to the corporation in writing or by requesting disclosure in the minutes of meetings of directors, the nature and extent of his interest and the contract or transaction was approved by the directors or the shareholders and it was reasonable and fair to the corporation at the time it was approved. Interested directors may be counted for the purpose of determining a quorum at a meeting of directors called to authorize the contract.

QUALIFICATION OF DIRECTORS
NEVADA.
Nevada Revised Statutes Section 78.115 requires every corporation to have at least one director or a fixed number of directors or a variable number of directors and the manner in which the number of directors may be increased or decreased may be provided in the corporation's articles of incorporation or in its bylaws. Unless otherwise provided in the articles of incorporation, directors need not be stockholders of the corporation or residents of Nevada.

ALBERTA.
Section 101 of the Alberta Business Corporations Act requires that each Alberta corporation have at least one director. Section 105 provides that at least half of the directors of a corporation must be resident Canadians. Notwithstanding the foregoing, not more than one third of the directors of a holding corporation need be resident Canadians if the holding corporation earns in Canada, directly or through its subsidiaries, less than 5% of the gross revenues of the holding corporation and all of its subsidiary bodies corporate together as shown in the most recent consolidated financial statements of the holding corporation or the most recent financial statements of the holding corporation and its subsidiary bodies corporate as at the end of the last completed financial period of the holding corporation. Additionally, unless the articles of incorporation otherwise provide, a director of a corporation is not required to hold shares issued by the corporation. Section 105 states that the following persons are disqualified under Alberta law from being a director of a corporation: (a) anyone less than 18 years of age; (b) any person who is: (i) a dependent adult as defined in the Dependent Adults Act; (ii) the subject of a certificate of incapacity under that Act; (iii) a formal patient as defined in the Mental Health Act; (iv) the subject of an order under The Mentally Incapacitated Persons Act, appointing a committee of the person or estate; or (v) found to have been a person of unsound mind by a court elsewhere than in Alberta. Section 105 further provides that a person who is elected or appointed a director is not a director unless the person was present at the meeting when the person was elected or appointed and did not refuse to act as a director, or if the person was not present at the meeting when the person was elected or appointed, the person consented to act as a director in writing before the person's election or appointment or within 10 days after it, or the person has acted as a director in accordance with the election or appointment.

AMENDMENTS TO THE ARTICLES OF INCORPORATION.
NEVADA.
Nevada Revised Statutes Section 78.390 provides that in order to amend the Articles of Incorporation of a Nevada corporation, the board of directors must adopt a resolution setting forth the proposed amendment and call a meeting of the stockholders to vote on the amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, as provided in subsections 2 and 4, or as may be required by the provisions of the Articles of Incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the Articles of Incorporation as amended, and the vote by which the amendment was adopted. The certificate setting forth the amendment and the vote by which the amendment was adopted must be signed by an officer of the corporation and filed with the secretary of state. If any proposed amendment would adversely alter or change any preference or any other right given to any class of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class adversely affected by the amendment.

ALBERTA.
Alberta Business Corporations Act Section 173 provides that the Articles of Incorporation of a corporation may be amended by special resolution. Under Alberta law, a special resolution can only be approved by a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution or signed by all the shareholders entitled to vote on that resolution. Section 173 provides that the corporation may amend the articles to:

(a)   change its name;

(b) add, change or remove any restriction on the business of the corporation to carry on;

(c) increase or decrease the maximum number of authorized shares of that class;

(d) increase the maximum number of authorized shares of a class having rights or privileges equal or superior to the rights or privileges attached to the shares of that class;

(e) effect an exchange, reclassification or cancellation of all or part of the shares of that class;

(f) add, change or remove the rights, privileges, restrictions or conditions attached to the shares of that class and, without limiting the generality of the foregoing:

      (i) remove or change prejudicially rights to accrued dividends or rights to cumulative dividends;
      (ii)  add, remove or change prejudicially redemption rights;
      (iii) reduce or remove a dividend preference or a liquidation  preference;
            or
      (iv) add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, rights to acquire securities of a corporation or sinking fund provisions;

(g) increase the rights or privileges of any class of shares having rights or privileges equal or superior to the rights or privileges attached to the shares of that class;


(h) create a new class of shares having rights or privileges equal or superior to the rights or privileges attached to the shares of that class;

      (i) make the rights or privileges of any class of shares having rights or privileges inferior to the rights or privileges of the shares of that class equal or superior to the rights or privileges of the shares of that class;

(j) effect an exchange or create a right of exchange of all or part of the shares of another class into the shares of that class; or

(k) constrain the issue or transfer of the shares of that class or extend or remove that constraint.

Alberta Business Corporations Act Section 176 provides that the holders of shares of a class or holders of a series of shares of a class are entitled to vote if the series is affected by an amendment in a manner different from other shares of the same class whether or not shares of a class or series otherwise carry the right to vote are entitled to vote separately as a class or series on a proposal to amend the articles for the actions set forth above. A proposed amendment to the articles referred is adopted when the holders of the shares of each class or series entitled to vote separately on the amendment as a class or series have approved the amendment by a special resolution.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

NEVADA.
Nevada Revised Statutes Section 78.751 provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding;
(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the actions, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court in accordance with Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

ALBERTA.
The Alberta Business Corporations Act Section 124 provides that a corporation may indemnify a director or officer or former director or officer of the corporation against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment reasonably incurred by the individual, in respect of a proceeding to which such person was a party by reason of being or having been a director or officer, if the person:

      o acted honestly and in good faith with a view to the best interests of the corporation; and

      o in the case of a criminal or administrative proceeding enforced by a monetary penalty, had reasonable grounds for believing his conduct was lawful.

Where the indemnity is in respect of an action by or on behalf of the corporation for a judgment in its favor to which the director or officer is made party, such indemnity is only available if the director or officer fulfills those conditions.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

NEVADA.
Nevada Revised Statutes Section 78.320 provides that unless otherwise set forth in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such actions at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the stockholders be called or notice given.

ALBERTA.
The Alberta Business Corporations Act Section 141 provides that any action required or permitted to be taken at a meeting of the stockholders may be taken by a written resolution signed by all the stockholders entitled to vote on such resolution, and such resolution is as valid as if it had been passed at a meeting of shareholders.

STOCKHOLDER VOTING REQUIREMENTS

NEVADA.
Under Nevada Revised Statutes Section 78.320,unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders . Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions. In all matters other than the election of directors and certain corporate actions, including approval of amendments to the articles of incorporation for which Chapter 98 of the Nevada Revised Statutes imposes special voting requirements, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Section 78.330 of the Nevada Revised Statutes requires that directors be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

ALBERTA.
Except when a special resolutions is required, and unless the bylaws otherwise provide, Section 138 of the Alberta Business Corporations Act provides that a quorum of shareholders is present at a meeting of shareholders, irrespective of the number of persons actually present at the meeting, if the holder or holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy. Under Alberta law, certain fundamental matters such as an amendment to the Company's articles of incorporation or matters affecting the rights of a class of securities require a special resolution. "Special resolution" means a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution or signed by all the shareholders entitled to vote on that resolution. The holders of a series of shares of a class are entitled to vote separately as a series only if the series is affected by an amendment to the articles of incorporation in a manner different from other shares of the same class. This applies whether or not shares of a class or series otherwise carry the right to vote. A vote to approve any such amendment is passed if approved by a two-thirds majority of the voting power of the class or series represented in person or by proxy at a meeting called to approve such amendment.

Our proposed bylaws provide that a quorum of shareholders is present at a meeting of shareholders if at least two (2) persons are present in person or by proxy who hold or represent by proxy, in the aggregate, not less than 10% of the shares entitled to be voted at the meeting. This provision may be detrimental to the rights of shareholders owning a majority of our voting shares. As a result thereof, resolutions may be passed at shareholders' meetings not attended by such shareholders on matters that would have otherwise not been subject to a vote

DIVIDENDS

NEVADA.
Nevada Revised Statutes Section 78.288 provides that a corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ALBERTA.
Alberta Business Corporations Act Section 43 provides that a corporation is prohibited from declaring or paying a dividend if there are reasonable grounds to believe that: (a) the corporation is, or would after the payment, be unable to pay its liabilities as they become due; or (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

ANTI-TAKEOVER PROVISIONS

NEVADA.
Nevada Revised Statutes Sections 78.378 to 78.3793 set forth Nevada's "Acquisition of Controlling Interest Statute" which applies to Nevada corporations that have at least 200 shareholders, with at least 100 shareholders of record who have addresses in Nevada appearing on the corporation's stock ledger, and which does business directly or indirectly in Nevada through an affiliated corporation. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested shareholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, shareholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute). The Nevada statute also restricts a "business combination" with "interested shareholders", unless certain conditions are met, with respect to corporations that have at least 200 shareholders of record. A "combination" includes:

o any merger or consolidation of the resident domestic corporation or any subsidiary with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder;

o any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or representing 10% or more of the earning power or net income of the corporation;

o any issuance or transfer of shares of the corporation or its subsidiaries to the "interested stockholder" having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation;

o the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder";

o     certain  transactions  which would result in increasing the  proportionate
      percentage  of  shares  of  the  corporation   owned  by  the  "interested
      stockholder"; or

o the receipt of benefits, except proportionately as a stockholder, of any loans, advances, guarantee, pledge, or other financial benefits by an "interested stockholder."

An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either:

o the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder"; or the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such; or

o the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes, and prior to the consummation of the "combination," except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

ALBERTA. There is no provision under Alberta law similar to the Nevada Acquisition of Controlling Interest Statute.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Nevada Revised Statutes Section 92A.380 provides that other than as provided below, any stockholder of a Nevada for Profit Corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

      (1) If approval by the stockholders is required for the conversion or merger or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

      (2) If the domestic corporation is a subsidiary and is merged with its parent.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment cannot challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

Nevada Revised Statutes Section 92a.390 prohibits dissenters' rights in a merger, when the shares of the corporation are listed on a national securities exchange, included in the National Market System established by the National Association of Securities Dealers, Inc., or are held by at least 2,000 shareholders of record, unless: (a) the articles of incorporation of the corporation issuing the shares provide otherwise; (b) the shareholders are required to accept in exchange for their shares anything other than cash or shares in the surviving corporation if the surviving corporation is publicly listed on a national securities exchange or held by more than 2,000 shareholders; shares in another entity that is publicly listed on a national securities exchange or held by more than 2,000 shareholders; or (c)any combination of cash or shares in an entity described above.

Also, the Nevada law does not provide for dissenters' rights in the case of a sale of assets.

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

ALBERTA. Under the Alberta Business Corporations Act Section 191, stockholders have rights of dissent where the corporation amends its articles to change any provisions restricting or constraining the issue or transfer of ownership of shares of a class, or to add, change or remove restrictions on the business or businesses the corporation may carry out. Stockholders also have dissent rights where a corporation proposes to amalgamate, other than with a wholly owned subsidiary corporation, continue to another jurisdiction, or sell, lease or exchange all or substantially all of its property.

STATUTORY OPPRESSION REMEDY

NEVADA. There is no provision under Nevada law similar to the Alberta Oppression Remedy Statute described below.

ALBERTA. Under the Alberta Business Corporations Act Section 242, shareholders, creditors, or officers and directors of a corporation may apply to a court for relief for acts or omissions by a corporation, or its officers, directors, or other affiliates that are oppressive or unfairly prejudicial to or that unfairly disregard the interests of such persons. The court may issue an order:

      o     restraining the conduct complained of;

      o     appointing a receiver;

      o to regulate a corporation's affairs by amending its articles or bylaws;

      o declaring that any amendment made to the articles or bylaws pursuant to the above operates notwithstanding any unanimous shareholder agreement made before or after the date of the order, until the court otherwise orders;

      o     directing an issue or exchange of securities;

      o appointing directors in place of or in addition to all or any of the directors then in office;

      o directing a corporation subject to repurchase restrictions related to the solvency of the corporation, or any other person to purchase securities of a security holder;

      o directing a corporation or any other person to pay to a security holder any part of the money paid by the security holder for securities;

      o directing a corporation subject to dividend payment restrictions related to the solvency of the corporation, to pay a dividend to its shareholders or a class of its shareholders;

      o varying or setting aside a transaction or contract to which a corporation is a party and compensating the corporation or any other party to the transaction or contract;

      o requiring a corporation, within a time specified by the court, to produce to the court or an interested person financial statements in the form required to be produced at an annual shareholders' meeting or an accounting in any other form the court may determine;

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

      o     compensating an aggrieved person;

      o directing rectification of the registers or other records of a corporation;

      o     for the liquidation and dissolution of the corporation;

      o directing an investigation to be made of the corporation or any of its affiliated corporations;

      o     requiring the trial of any issue;

      o     granting leave to the applicant to:

      o bring an action in the name and on behalf of the corporation or any of its subsidiaries, or

      o intervene in an action to which the corporation or any of its subsidiaries is a party, for the purpose of prosecuting, defending or discontinuing an action on behalf of the corporation or any of its subsidiaries.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

Nevada Revised Statutes Section 92A.120 provides that approval of mergers and consolidations, amendments to the articles of incorporation, and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if:

      o the merger does not amend the articles of incorporation of the corporation,

      o each outstanding share immediately prior to the merger is to be an identical share after the merger, and

      o either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

ALBERTA. Approvals of charter amendments, amalgamations (except amalgamations between a corporation and wholly owned subsidiaries), continuances into other jurisdictions, share consolidations, business combinations, and sales, leases or exchanges of substantially all the property of a corporation, other than in the ordinary course of business of the corporation, requires approval by the stockholders by a two-thirds majority vote at a duly called meeting.


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

ACCOUNTING TREATMENT

The Continuance of our Corporation from Nevada to Alberta, Canada represents, for U.S. accounting purposes, a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the Guidance for Transactions between Entities under Common Control as reflected in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Deep Well Oil & Gas, Inc. as an Alberta corporation will be those of Deep Well Oil & Gas, Inc. as a Nevada Corporation. Upon the effective date of the Conversion, we will continue to be subject to the securities laws of the province of Alberta as those laws apply to Canadian domestic issuers. We will qualify as a foreign private issuer in the United States. Before our Continuance in Alberta, we prepared our consolidated financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States. As a Canadian domestic issuer, we will be required to prepare our annual and interim consolidated financial statements in accordance with Canadian generally accepted accounting principles. For purpose of our annual disclosure obligations in the United States, we will annually file in the United States consolidated financial statements prepared in accordance with Canadian GAAP together with a reconciliation to US GAAP.

In addition, as a foreign private issuer, Deep Well Oil & Gas, Inc. will not have to file quarterly reports with the SEC nor will its directors, officers and 10% stockholders be further subject to Section 16(b) of the Exchange Act.

As a foreign private issuer we will not be subject to the proxy rules of Section 14 of the Exchange Act. Furthermore, Regulation FD does not apply to non-U.S. companies and will not apply to Deep Well Oil and Gas, Inc. upon the conversion

COMPARISON  OF  NEVADA  ARTICLES  OF  INCORPORATION   AND  ALBERTA  ARTICLES  OF
CONTINUANCE

Authorized Capital/ Nevada
Our Nevada Articles of Incorporation currently authorize us to issue only one class of stock which is common. We are authorized to issue up to an aggregate of three hundred million (300,000,000) shares of common stock, having a par value of $.001 per share. We are not currently authorized to issue any preferred shares.

Authorized Capital/ Canada
The Articles of Continuance of Deep Well will authorize us to issue an unlimited number of shares designated as Common Shares and an unlimited number of shares designated as Preferred Shares. Generally, the preferred shares will have attached rights, preferences and privileges superior to those of the common shares.

The following is a description of the rights, privileges, restrictions and conditions associated with the Common Shares as set forth in our proposed Articles of Continuance

      1. The holders of our common stock shall have the right to vote at any meeting of our shareholders;

      2. The holders of our common stock shall have the right to receive any dividend declared by us;

      3. The holders of our common stock shall have the right to receive the remaining property of the corporation on its dissolution, liquidation, winding up or other distribution of its assets or property among our shareholders for the purpose of winding up our affairs.

The following is a description of the rights, privileges, restrictions and conditions associated with the Preferred Shares as set forth in our proposed Articles of Continuance:

      1. The Preferred Shares may at any time and from time to time be issued in one or more series, each series to consist of such number or shares as may, before the issue thereof, be fixed by resolution of our board of directors, who shall also determine by resolution passed before the issue of any Preferred Shares of each series the designation of the shares of such series and the rights, privileges, restrictions and conditions attaching thereto, including but without limiting the generality of the foregoing, the rate of amount of preferential dividends, the date or dates and place or places of payment thereof, conversion privileges, if any, and the conditions thereof, the redemption or purchase price and the terms and conditions of any redemption or purchase of such shares, if subject to redemption or purchase for cancellation, the terms and conditions of any sinking fund or purchase fund, the amount or amounts to be paid on such shares upon any distribution of our assets among our shareholders in the event of our liquidation, dissolution or winding-up, voting rights, if any, and restrictions, if any, respecting the payment of dividends on the redemption and purchase of any shares ranking junior to the Preferred Shares.

      2. Our Preferred Shares of any series may be made subject to redemption or purchase for cancellation at such times and at such prices and upon such other terms and conditions as may be specified in the rights, privileges, restrictions and conditions attaching to the shares of that series, as determined before the issue thereof by resolution of our board of directors, provided that no such shares may be redeemed or purchased for cancellation at prices exceeding the redemption price stated in or calculated according to a formula stated in the terms of issue thereof.

      3. Our Preferred Shares shall be entitled to preference over the Common Shares and any other shares ranking junior to the Preferred Shares with respect to payment of dividends and return of capital and the Preferred Shares of each series may also be given such other preferences over the Common Shares and any other shares ranking junior to the Preferred Shares as may be determined before the issue thereof.

      4. Our Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority in payment of dividends and return of capital.

      5. If any cumulative dividends or amounts payable on return of capital in respect of a series of Preferred Shares are not paid in full, the shares of all series of the same class shall participate ratably in respect of accumulated dividends and return of capital.

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

      6. The holders of the Preferred Shares shall not, as such, be entitled to receive notice or to attend any meeting of our shareholders or to vote at such meeting, except as provided in the Alberta Business Corporations Act or in the rights, privileges, restrictions and conditions attached to the Preferred Shares of any series before the issue thereof as hereinbefore provided.

      7. The holders of our Preferred Shares shall not, as such, be entitled as of right to subscribe for or purchase any issue or part of any issue of our shares whether now or hereafter authorized.

Preemptive and Cumulative Voting.
Neither our current Articles of Incorporation for Deep Well Nevada nor the proposed Articles of Continuance for Deep Well Alberta provide for Preemptive Rights or Cumulative voting of our Shareholder.

Number of Directors/Nevada.
Our current Nevada Deep Well Articles of Incorporation also provide that we must have a minimum of one director. Our bylaws provide that the number of directors shall be fixed from time to time by the board of directors and may be increased or decreased by resolution adopted by the Board of Directors from time to time.

Number of Directors/Alberta.
The proposed Alberta Articles of Continuance provide that we must have a minimum of one director and a maximum of fifteen directors. The proposed Articles of Continuance also provide that our directors may, between annual meetings, appoint one or more additional directors to serve until the next annual meeting, but the number of additional directors shall not exceed one-third of the number of directors who held office at the expiration of the last annual meeting.

Amendment of Bylaws/Nevada
Our Nevada Articles of Incorporation also provide that our Board of Directors can amend, repeal or modify our bylaws.

Amendment of Bylaws/Alberta.
The proposed Articles of Continuance do not indicate a method to amend the bylaws; however, Section 103 of the Alberta Business Corporations Act provides that unless the articles, bylaws or a unanimous shareholder agreement otherwise provide, the directors may, by resolution, make, amend or repeal any bylaws that regulate our business or affairs. The directors shall submit a bylaw, or an amendment or a repeal of a bylaw, so made to the shareholders at the next meeting of shareholders, and the shareholders may, by ordinary resolution, confirm, reject or amend the bylaw, amendment or repeal.

A bylaw, or an amendment or a repeal of a bylaw, is effective from the date of the resolution of the directors set forth above until it is confirmed, confirmed as amended or rejected by the shareholders under or until it ceases to be effective and, if the bylaw is confirmed or confirmed as amended, it continues in effect in the form in which it was so confirmed. If a bylaw, or an amendment or a repeal of a bylaw, is rejected by the shareholders, or if the directors do not submit a bylaw, or an amendment or a repeal of a bylaw, to the shareholders as required hereunder, the bylaw, amendment or repeal ceases to be effective and no subsequent resolution of the directors to make, amend or repeal a bylaw having substantially the same purpose or effect is effective until it is confirmed or confirmed as amended by the shareholders. A shareholder entitled to vote at an annual meeting of shareholders may in accordance make a proposal to make, amend or repeal a bylaw.

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

COMPARISON OF DEEP WELL NEVADA BYLAWS AND DEEP WELL ALBERTA BYLAWS

Following is a comparison of the key differences between the current Bylaws (the "Bylaws") of Deep Well Nevada and the proposed By-laws (the "Proposed Bylaws") of Deep Well Alberta.

Registered Office (Principal Office)/Nevada
Our current Bylaws provide that the principal office for Deep Well shall be located at such location as determined from time to time by the board of directors.

Registered Office/Alberta
Our current bylaws do not designate a location for our registered office; however, the Alberta Business Corporations Act provides that a corporation shall at all times have a registered office within Alberta and that the directors of the corporation may at any time, change the address of the registered office within Alberta. The registered office of Deep Well in Alberta will be at 246 Stewart Green SW Suite 3175 CALGARY Alberta, T3H 3C8 Canada
(403) 686-6104

Meetings of Shareholders/Nevada Deep Well
Nevada's current Bylaws provide that:

      o Annual meetings of shareholders shall be held each year on a date designated by the Board of Directors;
      o     Directors may call special meetings of Shareholders at any time;
      o     Directors shall determine the place of meetings; and
      o Notice of any meeting of shareholders must be given not less than ten nor more than sixty days before any meeting.

Meetings of Shareholders/Alberta
The proposed Deep Well Alberta Bylaws provide that:

      o The annual meetings of shareholders shall be held each year on a date and at a time designated by the Board of Directors;
      o     Directors may call special meetings at any time;
      o Directors shall determine the place of meetings at any location in Alberta; and
      o Notice of any meeting shall be given as provided by applicable law. The Alberta Business Corporations Act provides that Notice of any meeting of shareholders must be given not less than 21 nor more than 50 days before any meeting.

Quorum at Shareholder Meeting/Nevada
The current Deep Well Nevada Bylaws provide that a majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

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

Quorum at Shareholder Meeting/Alberta
The proposed Deep Well Alberta Bylaws provide that a quorum of shareholders is present at a meeting of shareholders if at least two persons, present in person or by proxy, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 10% of the shares entitled to vote at the meeting.

Shareholders entitled to Notice of Meetings/Nevada
Deep Well Nevada's current Bylaws provide that for the purposes of determining the Shareholders entitled to receive notice of a shareholders' meeting and to vote at any meeting of Shareholders, the board may fix in advance a record date that is not more than fifty days before the date of a shareholders' meeting.

Shareholders entitled to Notice of Meetings/Alberta
The proposed Deep Well Alberta Bylaws provides that notice shall be given in the time prescribed by the Alberta Business Corporations Act which provides that for the purpose of determining shareholders entitled to receive notice of a meeting of shareholders, the directors may fix in advance a record date that is no less than twenty-one and not more than 50 days prior to the date on which the meeting is to be held.

Shareholder Action by Written Consent Without a Meeting/Nevada
Our current Deep Well Nevada Bylaws provide that any action that could be taken at an annual or special meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. Directors may be elected by written consent of the shareholders of all outstanding shares, and vacancies on the Board of Directors may be filled by the Board of Directors.

Shareholder Action by Written Consent Without a Meeting/Alberta
Our proposed Bylaws for Deep Well Alberta do not indicate what is required for action by written consent of shareholders without a meeting. As such, the Alberta Business Corporations Act governs such matters and provides that the board of directors may fill a vacancy among the directors, except a vacancy resulting from an increase in the number of directors or from a failure to elect the number or minimum number of directors required, in which cases the holders of a majority of the shares must fill the vacancy at a special meeting called by the board or any shareholder for such purpose. The holders of a majority of the shares may remove any director or directors from office and may fill the vacancy so created at a meeting of shareholders.

Director Voting/Nevada
Our current Deep Well Nevada Bylaws provide that action by the Board of Directors can be taken by a majority of the directors present at any meeting where a quorum is present.

Director Voting/Alberta
Our proposed Deep Well Alberta Bylaws provide that the powers of the directors may be exercised by resolution passed at a meeting in which a quorum is present.

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

Action by Board without Meeting/Nevada
Our current Deep Well Nevada Bylaws provide that the Board may take action by written consent without a meeting so long as a majority consents to such action in writing.

Action by Board without Meeting/Alberta
Our proposed Deep Well Alberta Bylaws provide that action may be taken by the directors so long as a resolution in writing is signed by all the directors entitled to vote on that resolution at a meeting of directors.

Terms of Directors/Nevada
Our current Deep Well Nevada Bylaws provide that each director holds office until the next annual meeting of shareholders or until his or her successor is elected, whichever is later. Vacancies on the Board may be filled by the remaining Directors or by a sole remaining Director even though less than a quorum. Directors so elected shall serve until the next annual meeting of Shareholders.

Terms of Directors /Alberta
Our proposed Deep Well Alberta Bylaws provide that shareholders shall elect directors to hold office at the annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election.

Inspection of Records/Nevada
Our current Deep Well Nevada Bylaws provide that the share register, the books of account, and minutes of proceedings of the shareholders and the Board of Directors and of the Executive Committee of the Directors shall be open to inspection upon the written demand of any shareholder at any reasonable time, for a purpose reasonably related to his or her interests as a shareholder (and not for a purpose contrary to our best interests), and shall be exhibited at any time when required by the demand at any shareholders' meeting of 10 percent of the shares represented at the meeting.

Inspection of Records/Alberta
Our proposed Deep Well Alberta Bylaws provide that the Board may determine whether and to what extent and under what circumstances or regulations a shareholder may inspect the books and records and that no shareholder shall have the right of inspection, except as required statute, articles and bylaws.

Delivery of Information/Nevada
Our current Deep Well Nevada Bylaws require us to provide that our Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal or calendar year. The annual report shall include: (a) the following financial statements: (i) a balance sheet as of such closing date; and (ii) a statement of income or profit and loss for the year ended on such closing date; (b) the number of shares of each class of stock authorized and outstanding and the number of shares, if any, carried as treasury shares, the cost thereof, and the source from which such cost was paid; and (c) the amounts, if any, of loans or advances to or from officers, shareholders, and employees.

Upon the written request of any shareholder, we shall mail to him a copy of the last annual, semiannual, or quarterly profit and loss statement and balance sheet, together with a copy of the certificate, if any, of our auditors on the statement and balance sheet.

Delivery of Information/Alberta
Our Proposed Deep Well Alberta Bylaws provide that no shareholder shall be entitled to receive any information respecting any details or conduct of our business which would not, in the opinion of the Board, be in our best interests.

Dividends/Nevada
Our current Deep Well Nevada Bylaws provide that our Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares.

Dividends/Alberta
Our proposed Deep Well Alberta Bylaws do not specifically provide under what circumstances our directors may declare a dividend. However, the Alberta Business Corporations Act provides that a corporation shall not declare or pay a dividend if there are reasonable grounds for believing that:
         (a) the corporation is, or would after the payment be, unable to pay its liabilities as they become due; or
         (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

We have no reason to believe that any existing creditors will be prejudiced by the Continuance. We are not aware at the present time of any creditors located in the State of Nevada. In addition, to the best of our knowledge, there are no legal actions pending in Nevada, therefore there are no claimants against us that could be prejudiced by the Continuance.

MATERIAL UNITED STATES FEDERAL TAX CONSEQUENCES
GENERAL
The following sections summarize material provisions of United States federal income tax laws that may affect our stockholders and us. Although this summary discusses the material United States federal income tax considerations arising from and relating to the Continuance, it does not purport to discuss all of the United States consequences that may be relevant to our stockholders, nor will it apply to the same extent or in the same way to all stockholders. The summary does not describe the effect of the U.S. federal estate tax laws or the effects of any state or local tax law, rule or regulation, nor is any information provided as to the effect of any other United States or foreign tax law, other than the income tax laws of the United States to the extent specifically set forth herein.

The tax discussion set forth below is based upon the facts set out in this Information Statement and upon additional information possessed by our management and upon representations of our management. The tax discussion is included for general information purposes only. It is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder. The following does not address all aspects of taxation that may be relevant to you in light of your individual circumstances and tax situation.

YOU ARE STRONGLY ADVISED AND ARE EXPECTED TO CONSULT WITH YOUR OWN LEGAL AND TAX ADVISORS REGARDING THE UNITED STATES INCOME TAX CONSEQUENCES OF THE CONTINUANCE IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
This portion of the summary applies to U.S. holders who own our common shares as capital assets. U.S. holders include individual citizens or residents of the United States, corporations (or entities treated as corporations for U.S. federal income tax purposes), and partnerships organized under the laws of the United States or any State thereof or the District of Columbia. Trusts are U.S. holders if they are subject to the primary supervision of a U.S. court and the control of one or more U.S. persons with respect to substantial trust decisions. An estate is a U.S. holder if the income of the estate is subject to U.S. federal income taxation regardless of the source of the income. U.S. holders who own interests indirectly through one or more non-U.S. entities or carry on business outside the United States through a permanent establishment or fixed place of business, or U.S. holders who hold an interest other than as a common shareholder, should consult with their tax advisors regarding their particular tax consequences.

This summary also describes certain U.S. federal income tax consequences to Canadian holders following the Continuance, who are specifically those persons resident in Canada who own our common shares as capital assets. The discussion is limited to the U.S. federal income tax consequences to Canadian holders of their ownership and disposition of the common shares of the Company as a result of the Continuance and assumes the Canadian holders have no other U.S. assets or activities.

This discussion is based on the Internal Revenue Code of 1986, as amended, adopted and proposed regulations thereunder, Internal Revenue Service ("IRS") rulings and pronouncements, reports of congressional committees, judicial decisions, and current administrative practice, all of which are subject to change, perhaps with retroactive effect. Any such change could alter the tax consequences discussed below. No ruling from the IRS will be requested concerning the U.S. federal income tax consequences of the Continuance. The tax consequences set forth in the following discussion are not binding on the IRS or the courts and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court. As indicated above, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular U.S. holders in light of their personal circumstances or to U.S. holders subject to special treatment under the U.S. Internal Revenue Code, including, without limitation, banks, financial institutions, insurance companies, tax-exempt organizations, broker-dealers, S corporations, individual retirement and other deferred accounts, application of the alternative minimum tax rules, holders who received our stock as compensation, persons who hold notes or stock as part of a hedge, conversion, or constructive sale transaction, straddle, or other risk-reduction transaction, persons that have a "functional currency" other than the U.S. dollar, and persons subject to taxation as expatriates. Furthermore, this discussion does not address the tax consequences applicable to holders that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes.

This summary does not address the U.S. federal income tax consequences to a U.S.holder of the ownership, exercise, or disposition of any warrants or options.

U.S. TAX CONSEQUENCES TO THE COMPANY
While the Continuance of the Company from Nevada to Alberta, Canada is actually a migration of the corporation from Nevada to Alberta, Canada, for tax purposes, the Continuance is treated as the transfer of our assets to the Alberta company in exchange for stock of the Alberta company. This is to be followed by a distribution of the stock in the Alberta company to our stockholders, and then the exchange by Deep Well Nevada's stockholders of their Deep Well Nevada stock for Deep Well Alberta stock. As a Nevada company, we must recognize gain (but not loss) on the assets held by us at the time of the Conversion to the extent that the fair market value of any of our assets exceeds their respective basis in the assets. The calculation of any potential gain will need to be made separately for each asset held by Deep Well Nevada. No loss will be allowed for any asset that has a taxable basis in excess of its fair market value. We do not believe the current fair market value of the assets held by Deep Well Nevada exceeds or materially exceeds their respective basis. Accordingly, we are not expecting Deep Well Nevada to recognize material taxable gains as a result of the Continuance.

U.S. TAX CONSEQUENCES TO U.S. AND CANADIAN SHAREHOLDERS
The Continuance should be treated by shareholders as the exchange by them, of their stock for stock of the Alberta company. The shareholders will not be required to recognize any U.S. gain or loss on this transaction. A shareholder's adjusted basis in the shares of Deep Well Alberta received in the exchange will be equal to such shareholder's adjusted basis in the shares of Deep Well Nevada surrendered in the exchange. A shareholder's holding period in the shares of Deep Well Alberta received in the exchange should include the period of time during which such shareholder held his or her shares in Deep Well Nevada. Shareholders exercising dissenters' rights will recognize capital gain or loss with respect to their receipt of payment in cash of the fair value of their Deep Well Nevada shares in the amount by which the fair value payment exceeds or is less than the basis in their Deep Well Nevada shares.

CONTROLLED FOREIGN CORPORATION CONSIDERATIONS
There is currently no single U.S. shareholder of Deep Well Nevada that owns (directly or indirectly) at least 10% of the Deep Well Nevada shares. Further, the total combined ownership of all U.S. shareholders is less than 50%. Therefore, the Controlled Foreign Corporation ("CFC") rules under Internal Revenue Code ("IRC") Sections 951 - 959 will not apply to Deep Well Alberta and its U.S. shareholders immediately after the Continuance. Any United States person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock entitled to vote of a foreign corporation, such as Deep Well Alberta, will be considered a "United States shareholder" under the CFC rules. If, in the future, "United States shareholders" (as defined above) own more than 50% of the total combined voting power of all classes of Deep Well Alberta stock entitled to vote or own more than 50% of the value of Deep Well Alberta stock, Deep Well Alberta will be considered to be a CFC for U.S. tax purposes. In such situation, the "United States shareholders" would likely be subject to the effects of the CFC rules, and should consult with their tax advisors regarding their particular tax consequences.

FOREIGN PERSONAL HOLDING COMPANY CONSIDERATIONS
There is not currently a group of five or fewer U.S. shareholders of Deep Well Nevada that owns (directly or indirectly) more than 50% of the Deep Well Nevada shares. Therefore, the Foreign Personal Holding Company ("FPHC") rules under IRC Sections 551 - 558 will not apply to Deep Well Alberta immediately after the Continuance. If, in the future, any group of five or fewer U.S. shareholders owns (directly or indirectly) more than 50% of Deep Well Alberta 's stock, the U.S. shareholders may be subject to the FPHC rules, depending on the type of income earned by the company. Should that situation occur, the U.S. shareholders should consult with their tax advisors regarding their particular tax consequences.

PASSIVE FOREIGN INVESTMENT COMPANY CONSIDERATIONS
After the Continuance, Deep Well Alberta and every U.S. shareholder of Deep
Well Alberta will need to annually evaluate whether Deep Well Alberta is a Passive Foreign Investment Company ("PFIC") under IRC Sections 1291 - 1298. If, at any time after the Continuance, Deep Well Alberta were considered a PFIC, the company and all U.S. shareholders of Deep Well Alberta would need to consider various potential reporting requirements, tax elections, and tax liabilities imposed under the PFIC rules. In such situation, the company and all U.S. shareholders should consult with their tax advisors regarding their particular tax consequences. If Deep Well Alberta generates revenues in any tax year that are at least 75% passive income (dividends, interest, royalties, rents, annuities, foreign currency gains, and gains from the sale of assets generating passive income), Deep Well Alberta will be considered a PFIC for that year and for all future years. In addition, if 50% or more of the gross average value of Deep Well Alberta 's assets in any tax year consist of assets that would produce passive income (including cash and cash equivalents held as working capital), Deep Well Alberta will be considered a PFIC for that year and for all future years.

POST-CONTINUANCE U.S. TAXATION OF INCOME, GAINS AND LOSSES
After the Continuance, Deep Well Alberta will not have any U.S. activities or operations. As long as Deep Well Alberta does not develop a permanent establishment in the U.S., the operations of Deep Well Alberta will not be subject to U.S. income tax. If Deep Well Alberta receives dividends, interest, rent, or royalties from any U.S. entity, those amounts will be subject to withholding tax (which will be withheld and remitted to the US Treasury by the U.S. entity paying the dividends or interest) under the convention between the United States of America and Canada with respect to taxes on income and capital. Depending on the particular situation, such amounts may be available to offset taxes imposed by the country of residence of a particular stockholder.

POST-CONTINUANCE SALE OF DEEP WELL ALBERTA  SHARES
A U.S. shareholder who sells his or her shares of Deep Well Alberta will generally recognize a capital gain (or loss) equal to the amount by which the cash received pursuant to sale of the shares exceeds (or is exceeded by) such holder's adjusted basis in the shares surrendered. If the U.S. shareholder's holding period for the Deep Well Alberta shares (which includes the holding period for the Deep Well Nevada shares) is less than one year, the U.S. shareholder will recognize ordinary income (or loss) on the sale of his or her shares.

POST-CONTINUANCE DIVIDENDS ON DEEP WELL, ALBERTA  SHARES
Any dividends received by U.S. shareholders of Deep Well Alberta will be recognized as ordinary income by the shareholders for U.S. tax purposes. Any Canadian tax withheld by Canada Customs & Revenue Agency on such dividends will be available as a foreign tax credit to the U.S. shareholders. In general, any Canadian income tax withheld from dividends paid to U.S. shareholders can be used by the shareholder to offset the U.S. income tax assessed on the dividends. The amount of the Canadian taxes that can be used as a foreign tax credit will depend on the particular tax situation of each U.S. shareholder. Each U.S. shareholder should consult with a tax advisor regarding the calculation of any available foreign tax credit available in his or her particular tax consequences.

                       MATERIAL CANADIAN TAX CONSEQUENCES
GENERAL
The following sections summarize material provisions of Canadian federal income tax laws that may affect our stockholders and us. Although this summary discusses the material Canadian federal income tax considerations arising from and relating to the Continuance, it does not purport to discuss all of the Canadian tax consequences that may be relevant to our stockholders, nor will it apply to the same extent or in the same way to all stockholders. The summary does not describe the effects of any provincial or local tax law, rule or regulation, nor is any information provided as to the effect of any other Canadian federal or foreign tax law, other than the income tax laws of Canada to the extent specifically set forth herein.

The tax discussion set forth below is based upon the facts set out in this Information Statement and upon additional information possessed by our management and upon representations of our management. The tax discussion is included for general information purposes only. It is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder. The following does not address all aspects of taxation that may be relevant to you in light of your individual circumstances and tax situation.

YOU ARE STRONGLY ADVISED AND ARE EXPECTED TO CONSULT WITH YOUR OWN LEGAL AND TAX ADVISORS REGARDING THE CANADIAN INCOME TAX CONSEQUENCES OF THE CONTINUANCE IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

CANADIAN INCOME TAX CONSIDERATIONS

The following general summary is our understanding of the Canadian federal income tax consequences of the proposed continuance of Deep Well Nevada to Alberta, Canada as it applies to Deep Well Alberta and to those individual Canadian resident stockholders to whom shares of the Nevada company constitute "capital property" for the purposes of the Income Tax Act (Canada) (the "Act"). This summary also describes the principal Canadian federal income tax consequences of the proposed continuance of Deep Well Nevada to Alberta, Canada to non-resident individual stockholders who do not carry on business in Canada. Stockholders should consult their own Canadian tax advisors on the Canadian tax consequences of the proposed continuance.
This summary is based upon our understanding of the current provisions of the Act, the regulations thereunder in force on the date hereof (the "Regulations"), any proposed amendments (the "Proposed Amendments") to the Act or Regulations previously announced by the Federal Minister of Finance and our understanding of the current administrative and assessing policies of the Canada Customs and Revenue Agency. This description is not exhaustive of all possible Canadian federal income tax consequences and does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial action other than the Proposed Amendments, nor does it take into account provincial or foreign tax considerations, which may differ significantly from those discussed herein.

CONSEQUENCES OF CONTINUANCE TO ALBERTA, CANADA
CANADIAN CORPORATION
As a result of being granted Articles of Continuance to Alberta, Canada, Deep Well Alberta will be deemed to have been incorporated in Alberta, Canada from that point onwards, and not to have been incorporated elsewhere.

NOT FOREIGN PROPERTY
As of the date of Continuance, Deep Well Alberta shares will not be considered foreign property for investment by a registered pension plan, registered retirement savings plan or deferred profit sharing plan. It is not likely that the Deep Well Alberta shares will ever be considered foreign property.

DEEMED DISPOSITION
As a result of the Continuance to Alberta, Canada, Deep Well Alberta will be deemed to have disposed of, and immediately reacquired, all of its assets at their then fair market value. Gains arising on the deemed disposition of taxable Canadian property (if any) are taxable in Canada (subject to exclusion by the Canada-United States income tax treaty). Since all of our property is located in Canada, all of our property is taxable Canadian property. Pre-continuance accrued gains on a subsequent disposition by Deep Well Alberta are not subject to further Canadian tax. Pre-continuance accrued losses are available for future use in Canada. The effect of this provision is that Deep Well Alberta's assets are re-stated for Canadian income tax purposes at their fair market value as at the time of Continuance to Canada.

NEW FISCAL PERIOD
We will be deemed to have a year-end immediately prior to our Continuance to Alberta, Canada. For Canadian income tax purposes, Deep Well Alberta will be able to choose a new fiscal year end falling within the 12 months following the effective date of the Continuance.

CONSEQUENCES OF CONTINUANCE TO CANADIAN STOCKHOLDERS
NO DEEMED DISPOSITION
A stockholder will not realize a disposition of their Deep Well Nevada shares on the Continuance to Canada. For Canadian income tax purposes, the income tax cost of their Deep Well Alberta shares will be equal to the income tax cost of their Nevada shares. On a subsequent sale of Deep Well Alberta shares, a capital gain or loss will result equal to the proceeds of disposition less the income tax cost of their Deep Well Alberta shares and any related selling costs.

DEEMED DIVIDEND
The deemed disposition of Deep Well Nevada's assets will result in a decrease in the income tax cost of certain of its assets. To the extent there is an adjustment in the income tax cost of Deep Well Alberta's assets, a corresponding adjustment to the paid up capital of Deep Well Alberta's shares will be made to insure their paid up capital does not exceed the difference between the adjusted income tax cost of its assets (as adjusted by the deemed disposition) and its outstanding liabilities. Since a decrease in Deep Well Alberta 's paid up capital is required, such decrease is allocated pro-rata amongst Deep Well Alberta 's shares.
If an increase in the income tax cost of Deep Well Alberta's asset values is realized, Deep Well Alberta may elect to increase the paid up capital of its shares prior to continuing to Canada. In the event Deep Well Alberta makes such an election, it will be deemed to have paid a dividend to its stockholders. Canadian stockholders that are deemed to have received such a dividend must include that dividend in income. In such a situation, the amount of the dividend will be added to the stockholders' income tax cost of their Deep Well Alberta shares. Since the tax consequences would be detrimental to individual stockholders if we were to increase the income tax cost, we will not be making such an election.

INTEREST EXPENSE
Deep Well Nevada's Continuance to Canada will not affect the deductibility of interest incurred on money borrowed to purchase shares of Deep Well Nevada. Generally, interest that is currently deductible will continue to be deductible by a stockholder after our Continuance to Canada, as long as the stockholder continues to own Deep Well Alberta shares.

CONSEQUENCES OF CONTINUANCE TO NON-RESIDENT STOCKHOLDERS
On the Continuance of Deep Well Nevada to Alberta, the income tax cost of a non-resident's Deep Well Alberta shares will be equal to their fair market value at the time of Continuance to Alberta. A subsequent disposition of Deep Well Alberta shares by a non-resident stockholder will not be subject to tax in Canada provided his shares are not taxable Canadian property. To the extent Deep Well Alberta pays a dividend to a non-resident stockholder, such dividend is subject to a 25% withholding tax (to be reduced by an income tax treaty between Canada and the non-resident stockholder's country of residence). Under the treaty, most shareholders of Deep Well Alberta would be subject to a 15% withholding tax. Any shareholders that are corporations and that own 10% or more of Deep Well Alberta would be subject to a 5% withholding tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our balance sheet at September 30, 2003 and our statements of operations, stockholders' equity and cash flows for the period of September 10, 2003 to September 30, 2003, which is our fiscal year end, were audited by our former auditors, Madsen & Associates CPA's Inc., an independent accounting firm, as stated in their report dated February 10, 2004, which is included in our Form 10-K/A that was filed on or about May 13, 2004. These financial statements have been incorporated by reference in this Information Statement in reliance upon the February 10, 2004 report of Madsen & Associates, and upon the authority of that firm as experts in accounting and auditing.

INCORPORATION OF FINANCIAL INFORMATION
We incorporate by reference into this Information Statement the information contained in certain documents we file with the Securities and Exchange Commission, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference in this Information Statement our financial statements, and Management's Discussion and Analysis, presented in the documents listed below, as previously filed with the Securities and Exchange Commission:

(a) Our Quarterly Report on Form 10-QSB filed on or about August 17, 2004 for the quarter ended June 30, 2004 (SEC File No. 0-24012);

(b) Our Quarterly Report on Form 10-QSB filed on or about May 24, 2004 for the quarter ended March 31, 2004;

(c) Our Quarterly Report on Form 10-QSB filed on or about May 13, 2004 for the quarter ended December 31, 2003; and

(d) Our Annual Report on Form 10-K, as amended, filed on or about May 13, 2004 for the period from September 10, 2003 to September 30, 2003, our fiscal year end.

INCORPORATION OF OTHER INFORMATION
We incorporate by reference into this Information Statement the following additional information in certain documents we file with the Securities and Exchange Commission: (a) Our Forms 8-K filed on or about July 7, 2004, August 16, 2004, and November 5, 2004; and (b) All other reports we filed pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934.

The information incorporated by reference is considered to be part of this Information Statement. Upon written or oral request, we will provide without charge, to each person to whom an Information Statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement. Direct such requests to us at the following address or by contacting us at the following telephone number:

                            Deep Well Oil & Gas, Inc.
                        246 Stewart Green SW, Suite 3175
                        Calgary, Alberta, T3H 3C8 Canada
                        Telephone number (403) 686-6104.

EXHIBIT A--Plan of Conversion
EXHIBIT B-Articles of Continuance
EXHIBIT C-Proposed Alberta Bylaws
EXHIBIT D-92A.300-92A.500


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement of Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of December 2004.

DEEP WELL OIL and GAS, INC.

/s/ Steven Gawne
----------------------------------------------------------
Steven Gawne, Chief Executive Officer, Director, President

/s/ Curtis J. Sparrow
----------------------------------------------------------
Curtis J. Sparrow, Chief Financial Officer, Director

/s/ Horst A. Schmid
----------------------------------------------------------
Dr. Horst A. Schmid, Chairman of the Board of Directors

                                   EXHIBIT "A"

                               PLAN OF CONVERSION

      This Plan of Conversion is recommended to the Shareholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the "Constituent Entity") by the Board of Directors of the Constituent Entity with respect to the following terms, and conditions:

1) The Constituent Entity is Deep Well Oil & Gas, Inc., a Nevada corporation, and shall upon conversion be known as Deep Well Oil & Gas, Inc., an Alberta corporation (the "Converted Entity").

2) The present address of the Constituent Entity is 1100 Bank of America Plaza, 50 West Liberty Street, Reno, Nevada, 89501 and the Converted Entity shall have an address of 1500, 10180 101 Street, Edmonton, Alberta, T5J 4K1, as of the Effective Date of the conversion.

3) The laws of the state of Nevada govern the Constituent Entity and upon conversion the Converted Entity shall be governed by the laws of Alberta, Canada.

4) The terms and conditions of the conversion are as follows:

          (i) the separate existence of the Constituent Entity shall cease as a Nevada entity and shall be permitted to convert into the Converted Entity;

          (ii) the Converted Entity shall succeed to all of Constituent Entity's rights and property;

          (iii) the Converted Entity shall be subject to all Constituent Entity's liabilities and obligations;

          (iv) the articles of the Converted Entity shall be the attached Articles of Continuance;

          (v) the bylaws of the Converted Entity shall be the attached By-law No. 1;

          (vi) Constituent Entity shall from time to time, as and when requested by Converted Entity, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this conversion; and

          (vii) Converted Entity's Board of Directors and officers shall continue and remain as such after the Effective Date of the conversion and for the full unexpired term of their respective offices, or until their successors have been duly elected or appointed and qualified.

5) The effect of the conversion and the effective date of the conversion are as prescribed by Nevada law.

            IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Plan  of
Conversion.



                     CONVERTED ENTITY       DEEP WELL OIL & GAS, INC.

                                            per
                                                   -----------------------------

                                            per
                                                   -----------------------------



                     CONSTITUENT ENTITY     DEEP WELL OIL & GAS, INC.

                                            per
                                                   -----------------------------

                                            per
                                                   -----------------------------

                             ARTICLES OF CONVERSION

                                       OF

                           DEEP WELL OIL & GAS, INC.,
                              a Nevada corporation

                                      INTO

                           DEEP WELL OIL & GAS, INC.,
                             an Alberta corporation

            Pursuant to the Nevada Revised Statutes Annotated Title 7, Section 92A (the "Act"), Deep Well Oil & Gas, Inc., a Nevada corporation, as the constituent entity seeking to convert to an Alberta entity, does hereby deliver to the Nevada Secretary of State, the following Articles of Conversion:

                                    ARTICLE I

            The constituent entities to the conversion are (i) Deep Well Oil & Gas, Inc., a Nevada corporation (the "Constituent Entity"), as the converting entity which is governed by the laws of the State of Nevada, and (ii) Deep Well Oil & Gas, Inc., an Alberta corporation ("Converted Entity"), as the resulting entity which is governed by the laws of Alberta, Canada.

                                   ARTICLE II

            The Constituent Entity is to be converted with and into the Converted Entity (the "Conversion") pursuant to the terms of the Plan of Conversion as included in Article III (the "Plan of Conversion").

                                   ARTICLE III
                               PLAN OF CONVERSION

            This Plan of Conversion is recommended to the Shareholders of Deep Well Oil & Gas, Inc., a Nevada corporation by the Board of Directors of the Constituent Entity, which recommendation was approved by the majority of shareholders with respect to the following terms, and conditions:

      1) The Constituent Entity is Deep Well Oil & Gas, Inc., a Nevada corporation, and shall upon conversion be known as Deep Well Oil & Gas, Inc., an Alberta corporation.

      2) The present address of the Constituent Entity is 1100 Bank of America Plaza, 50 West Liberty Street, Reno, Nevada, 89501 and the Converted Entity shall have an address of 1500 10180 101 Street,
            Edmonton, Alberta, T5J 4K1 as of the Effective Date of the conversion.

      3) The laws of the state of Nevada govern the Constituent Entity and upon conversion the Converted Entity shall be governed by the laws of Alberta, Canada.

      4)    The terms and conditions of the conversion are as follows:

            (i) the separate existence of the Constituent Entity shall cease as a Nevada entity and shall be permitted to convert into the Converted Entity;

            (ii) the Converted Entity shall succeed to all of Constituent Entity's rights and property;

            (iii) the  Converted  Entity  shall be  subject  to all  Constituent
                  Entity's liabilities and obligations;

            (iv) the articles of the Converted Entity shall be the attached Articles of Continuance;

            (v) the bylaws of the Converted Entity shall be the attached By-law No. 1;

            (vi) Constituent Entity shall from time to time, as and when requested by Converted Entity, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this conversion; and

            (vii) Converted  Entity's  Board of  Directors  and  officers  shall continue and remain as such after the Effective Date of the conversion and for the full unexpired term of their respective offices, or until their successors have been duly elected or appointed and qualified.

      5) The effect of the conversion and the effective date of the conversion are as prescribed by Nevada law and upon filing of these Articles.

                                   ARTICLE IV

            The Plan of Conversion was duly authorized,  approved and adopted by
(i) the majority of shareholders in accordance with Nevada Revised Statutes 92A.105, and (ii) by recommendation of the Board of Directors of the Constituent Entity in accordance with the relevant provisions of the Act.

                                    ARTICLE V

            The Coverted Entity is available for the service of process at the following address: 1500 10180 101 Street, Edmonton, Alberta, T5J 4K1.

                                   ARTICLE VI

            This conversion shall become effective upon the filing of the Articles of Conversion with the Nevada Secretary of State in accordance with the Nevada Revised Statutes.

                                   ARTICLE VII

            These Articles of Conversion may be executed in one or more counterparts, each of which shall be deemed an executed original and all of which together shall constitute one and the same instrument.

 These Articles of Conversion are dated as of this ___ day of __________, 2004.

                                          DEEP WELL OIL & GAS, INC.,
                                          a Nevada corporation
                                          per

                                                 -------------------------------

                                          per

                                                 -------------------------------

                                          DEEP WELL OIL & GAS, INC.,
                                          an Alberta corporation
                                          per:
                                                 -------------------------------

                                          per
                                                 -------------------------------

                                 BY-LAW NUMBER 1


--------------------------------------------------------------------------------

                                    A BY-LAW

                      RELATING GENERALLY TO THE TRANSACTION

                         OF THE BUSINESS AND AFFAIRS OF


--------------------------------------------------------------------------------

                            DEEP WELL OIL & GAS, INC.


--------------------------------------------------------------------------------

                                                 TABLE OF CONTENTS

1.    INTERPRETATION.....................................................................................1

   1.1   Definitions.....................................................................................1

   1.2   Interpretation..................................................................................2

2.    BUSINESS OF THE CORPORATION........................................................................2

   2.1   Corporate Seal..................................................................................2

   2.2   Financial Year..................................................................................2

   2.3   Execution of Instruments........................................................................2

   2.4   Banking Arrangements............................................................................3

   2.5   Voting Rights in Other Bodies Corporate.........................................................3

3.    DIRECTORS..........................................................................................3

   3.1   Election and Term...............................................................................3

   3.2   Removal of Directors............................................................................3

   3.3   Vacation of Office..............................................................................3

   3.4   Vacancies.......................................................................................4

   3.5   Action by the Directors.........................................................................4

   3.6   Calling of Meetings.............................................................................4

   3.7   Place of Meetings...............................................................................4

   3.8   Notice of Meeting and Waiver of Notice..........................................................4

   3.9   Meetings by Telephone...........................................................................5

   3.10     Quorum.......................................................................................5

   3.11     First Meeting of New Directors...............................................................5

   3.12     Notice of Adjourned Meeting..................................................................5

   3.13     Chairman.....................................................................................5

   3.14     Votes to Govern..............................................................................5

   3.15     Conflict of Interest.........................................................................5

   3.16     Remuneration of Directors and Others.........................................................6

4.    COMMITTEES.........................................................................................6

   4.1   Committees of Directors.........................................................................6

   4.2   Transaction of Business.........................................................................6

   4.3   Procedure and Quorum............................................................................6

   4.4   Termination of Committee Membership.............................................................6

5.    OFFICERS...........................................................................................6

   5.1   Appointment.....................................................................................6

   5.2   Chairman of the Board...........................................................................7

   5.3   Vice-Chairman of the Board......................................................................7

   5.4   President.......................................................................................7

   5.5   Vice-Presidents.................................................................................7

   5.6   Secretary.......................................................................................7

   5.7   Powers and Duties of Other Officers.............................................................7

   5.8   Variation of Powers and Duties..................................................................8

   5.9   Term of Office..................................................................................8

   5.10     Conflict of Interest.........................................................................8

   5.11     Agents and Attorneys.........................................................................8

6.    PROTECTION OF DIRECTORS, OFFICERS AND OTHERS.......................................................8

   6.1   Limitation of Liability.........................................................................8

   6.2   Indemnity.......................................................................................9

7.    SECURITIES AND TRANSFERS..........................................................................10

   7.1   Securities and Transfers.......................................................................10

   7.2   Registrar and Transfer Agent...................................................................10

   7.3   Surrender of Security Certificates.............................................................11

   7.4   Replacement of Security Certificates...........................................................11

   7.5   Joint Shareholders.............................................................................11

8.    DIVIDENDS.........................................................................................11

   8.1   Dividend Cheques...............................................................................11

   8.2   Non-receipt of Cheques.........................................................................11

   8.3   Unclaimed Dividends............................................................................12

9.    MEETINGS OF SHAREHOLDERS..........................................................................12

   9.1   Annual Meetings................................................................................12

   9.2   Special Meetings...............................................................................12

   9.3   Place of Meetings..............................................................................12

   9.4   Notice of Meetings.............................................................................12

   9.5   Chairman, Secretary and Scrutineers............................................................12

   9.6   Persons Entitled to be Present.................................................................13

   9.7   Quorum.........................................................................................13

   9.8   Proxies........................................................................................13

   9.9   Voting and Votes to Govern.....................................................................14

   9.10     Show of Hands...............................................................................14

   9.11     Ballots.....................................................................................14

   9.12     Adjournment.................................................................................14

10.   NOTICES...........................................................................................15

   10.1     Manner of Giving Notice.....................................................................15

   10.2     Notice of Joint Shareholders................................................................15

   10.3     Omissions and Errors........................................................................15

   10.4     Persons Entitled by Death or Operation of Law...............................................15

   10.5     Waiver of Notice............................................................................16

11.   INFORMATION AVAILABLE TO SHAREHOLDERS.............................................................16

   11.1     Provision of Information....................................................................16

   11.2     Inspection of Records.......................................................................16

BY-LAW NUMBER 1 IS HEREBY ENACTED as a By-law of the Corporation as follows:

1.    INTERPRETATION

1.1   Definitions

In the By-laws of the Corporation, unless the context otherwise requires:

      1.1.1 "Act" means the Business Corporations Act, S.A. 1981, c. B-15, as from time to time amended, or any statute that may be substituted therefor;

      1.1.2 "appoint" means "elect" and vice versa;

      1.1.3 "Articles" means the following as are from time to time in effect in respect of the Corporation, namely, the articles of incorporation, articles of amalgamation or articles of continuance, as from time to time amended or restated;

      1.1.4 "Board" means the Board of Directors from time to time of the Corporation;

      1.1.5 "By-law" means this By-law as amended from time to time;

      1.1.6 "Corporation" means DEEP WELL OIL & GAS, INC.;

      1.1.7 "directors" means those persons who have been duly elected or appointed from time to time to act as directors of the Corporation; and

      1.1.8 "recorded address" means, in the case of a shareholder, his address as recorded in the securities register; in the case of joint shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there is more than one; and in the case of a director, officer, auditor or member of a committee of the directors, his latest address as recorded in the records of the Corporation.

Save as mentioned, words and expressions defined in the Act have the same meaning when used herein and words importing the singular gender include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

1.2   Interpretation

      1.2.1 The  headings   used   throughout   this  By-law  are  inserted  for
            convenience of reference only and are not to be used as an aid in the interpretation thereof.

      1.2.2 To the extent of any conflict between the provisions of this By-law and the provisions of the Act or the Articles, the provisions of the Act and the Articles shall govern.

      1.2.3 The invalidity or unenforceability of any provision of this By-law shall not affect the validity or enforceability of the remaining provisions of this By-law.

2.    BUSINESS OF THE CORPORATION

2.1   Corporate Seal

The corporate seal of the Corporation shall be in the form impressed on the margin in the copy of this By-law in the records of the Corporation or as determined from time to time by resolution of the directors.

2.2   Financial Year

The financial year of the Corporation shall terminate ____________________ or on such date as may be determined from time to time by resolution of the directors.

2.3   Execution of Instruments

The corporate seal shall be affixed to all documents requiring execution under the corporate seal of the Corporation by any two of the persons from time to time holding the office of Chairman of the Board, Vice Chairman of the Board, President, Vice-President or Secretary or by such director or officer of the Corporation, or such other person or persons as may be authorized, from time to time, by the Board. Any documents which are to be executed on behalf of the Corporation but which do not require a corporate seal shall be executed by any one person from time to time holding the office of President, Vice-President or Secretary, or by such director or officer of the Corporation, or such other person or persons as may be authorized, from time to time, by the Board. Without limiting the generality of the foregoing, any two directors or officers of the Corporation are authorized to sell, assign, transfer, exchange, convert or convey all securities owned by and registered in the name of the Corporation and to sign and execute (under seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveyancing any such securities.

2.4   Banking Arrangements

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the directors. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the directors may from time to time prescribe or authorize.

2.5   Voting Rights in Other Bodies Corporate

The directors may from time to time direct the manner in which and designate the person or persons by whom the voting rights attaching to any securities held by the Corporation may or shall be exercised. The person or persons designated in paragraph y2.3 may execute and deliver instruments of proxy and arrange for the issuance of voting certificates or other evidence of the right to exercise such rights and, in the absence of a resolution of the directors, may direct the manner in which and designate the person or persons by whom such rights may or shall be exercised.

3.    DIRECTORS

3.1   Election and Term

The election of directors shall take place at each annual meeting of the shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors otherwise determine. The election shall be by ordinary resolution. A director need not be a shareholder of the Corporation.

3.2   Removal of Directors

Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the directors as provided in paragraph y3.4.

3.3   Vacation of Office

A director ceases to hold office when:

      3.3.1 he dies;

      3.3.2 he is removed from office by the shareholders;

      3.3.3 he ceases to be qualified for election as a director as provided in the Act; or

      3.3.4 his written resignation is sent or delivered to the Corporation or, if a time is specified in such resignation, at the time so specified, whichever is later.

3.4   Vacancies

A quorum of the directors may fill a vacancy among the directors, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors. If there is not a quorum of directors, or if there has been a failure to elect the minimum number required by the Articles, the directors then in office shall forthwith call a special meeting of the shareholders to fill the vacancy. If the directors fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting. The shareholders may also fill any vacancy among the directors at any meeting duly called for that purpose. A vacancy created by the removal of a director may be filled by the shareholders at the meeting at which the director is removed or, if not so filled, may be filled by a quorum of the directors.

3.5   Action by the Directors

The directors shall manage the business and affairs of the Corporation. The powers of the directors may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors, and such resolution shall be effective from and relate back to the date stated thereon.

3.6   Calling of Meetings

Meetings of the directors shall be held from time to time and at such place as the Chairman of the Board, the President or any two directors may determine.

3.7   Place of Meetings

Meetings of the directors or of any committee of directors may be held at any place in or outside Canada.

3.8   Notice of Meeting and Waiver of Notice

Notice of the time and place of each meeting of the directors shall be given in the manner provided in paragraph y10.1 to each director not less than forty-eight hours before the time when the meeting is to be held. A notice of a meeting of directors shall specify such matters to be dealt with at the meeting as are required by the Act to be specified therein but need not specify the purpose of or the business to be transacted at the meeting. A director may in any manner and at any time waive notice of or otherwise consent to a meeting of the directors.

3.9   Meetings by Telephone

A director may participate in a meeting of the directors or of a committee of the directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting.

3.10  Quorum

The quorum for the transaction of business at any meeting of the directors shall be a majority of the number of directors then holding office.

3.11  First Meeting of New Directors

Provided a quorum of directors is present, the newly elected directors may without notice hold their first meeting immediately following the meeting of shareholders at which such directors are elected.

3.12  Notice of Adjourned Meeting

Notice of an adjourned meeting of the directors is not required if the time and place of the adjourned meeting is announced at the original meeting.

3.13  Chairman

The chairman of any meeting of the directors shall be the first mentioned of such of the following persons as has been appointed and who is a director and is present at the meeting: Chairman of the Board, Vice-Chairman of the Board or President. If no such person is present, or if such persons decline to act, the directors present shall choose one of their number to be Chairman.

3.14  Votes to Govern

At all meetings of the directors every question shall be decided by a majority of the votes cast on the question. In the case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote in addition to his ordinary vote.

3.15  Conflict of Interest

A director who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. A director interested in a contract so referred to the Board shall not vote on any resolution to approve it except as permitted by the Act.

3.16  Remuneration of Directors and Others

The directors may fix, from time to time, the remuneration of the directors, officers and employees of the Corporation.

4.    COMMITTEES

4.1   Committees of Directors

The directors shall appoint such committees of directors as are required by applicable law and may appoint one or more other committees of directors, however designated, and delegate to such committees any of the powers of the directors except those which, under the Act, a committee of directors has no authority to exercise.

4.2   Transaction of Business

The powers of a committee of directors may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of committees may be held at any place in or outside Canada.

4.3   Procedure and Quorum

Unless otherwise determined herein or from time to time by the directors, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.

4.4   Termination of Committee Membership

Any director who ceases for any reason to be a director shall, upon ceasing to be a director, thereupon also cease to be a member of each and every committee of directors.

5.    OFFICERS

5.1   Appointment

The directors may from time to time appoint a Chairman of the Board, Vice-Chairman of the Board, President, one or more Vice-Presidents (to which title may be added words indicating a seniority or function), a Secretary and such other officers as the directors may determine, including one or more assistants to any of the officers so appointed. The directors may specify the duties of and, in accordance with this By-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to paragraphs y5.2 and y5.3, an officer may but need not be a director and one person may hold more than one office.

5.2   Chairman of the Board

The Chairman of the Board shall be a director and shall have such other duties and powers as the directors may specify and delegate. During the absence or disability of the Chairman of the Board, his duties shall be performed and his powers exercised by the Vice-Chairman of the Board or by the President or by any other director designated by the directors.

5.3   Vice-Chairman of the Board

The Vice-Chairman of the Board shall be a director and shall have such duties and powers as the directors may specify and delegate.

5.4   President

The President may, but need not be a director. The President shall be the chief executive officer of the Corporation and shall (subject to the authority of the directors) have general supervision of the business of the Corporation (including the authority to employ or discharge agents and employees of the Corporation) and shall have such other duties and powers as the directors may specify and delegate from time to time. The President shall at all reasonable times give to the directors, or any of them, all information they may require regarding the affairs of the Corporation.

5.5   Vice-Presidents

Each Vice-President shall have such duties and powers as the directors may specify and delegate.

5.6   Secretary

The Secretary, as and when requested to do so, shall attend and be the Secretary of all meetings of the directors, shareholders and committees of directors and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat, shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of directors, shall be the custodian of the corporate seal, and shall have such other powers and duties as the directors may specify and delegate. The Secretary shall at all reasonable times exhibit his records to any director.

5.7   Powers and Duties of Other Officers

The powers and duties of all other officers shall be such as the terms of their engagement call for or as the directors may specify and delegate. Any of the duties and powers of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the directors otherwise direct.

5.8   Variation of Powers and Duties

The directors may from time to time vary, add to or limit the duties and powers of any officer.

5.9   Term of Office

The directors may at any time, in their discretion, remove any officer of the Corporation without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the directors shall hold office until his successor is appointed.

5.10  Conflict of Interest

An officer of the Corporation who is a party to, or is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose in writing to the Corporation or request to have entered in the minutes of the directors the nature and extent of his interest at the time and in the manner provided by the Act.

5.11  Agents and Attorneys

The directors shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such duties and powers (including the power to subdelegate) as may be thought fit.

6.    PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

6.1   Limitation of Liability

No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same is occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

6.2   Indemnity

      6.2.1 Except in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, the Corporation shall (and does hereby) indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of the Corporation or a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate (or undertaking or having undertaken any liability on behalf of the Corporation or any such body corporate), if:

      6.2.1.1 he acted honestly and in good faith with a view to the best interests of the Corporation; and

      6.2.1.2 in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

      6.2.2 The Corporation shall, subject to obtaining the approval of the Court of Queen's Bench of Alberta which approval the Corporation shall seek and use all reasonable efforts to obtain, (and does hereby) indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of the Corporation or a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses reasonably incurred by him in respect of any action by or on behalf of the Corporation or body corporate to procure a judgment in its favour where he is made a party to such action by reason of being or having been a director or an officer of the Corporation or by reason of being or having been at the Corporation's request a director of a body corporate of which the Corporation is or was a shareholder or creditor, if he fulfils the conditions set out in subsections y6.2.1.1 and y6.2.1.2 above.

      6.2.3 Notwithstanding anything in this section y6.2, the Corporation shall (and does hereby) indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of the Corporation or a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, in respect of all costs, charges and expenses reasonably incurred by him in connection with the defense of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, a director of a body corporate of which the Corporation is or was a shareholder or creditor, if such person:

      6.2.3.1 was substantially successful on the merits in his defense of the action or proceeding;

      6.2.3.2 fulfils the conditions set out in subsections y6.2.1.1 and y6.2.1.2 above; and

      6.2.3.3 is fairly and reasonable entitled to indemnity.

      6.2.4 Any officer or director of the Corporation is hereby authorized to execute for, on behalf of and in the name of the Corporation agreements evidencing the Corporation's indemnity in favour of the foregoing persons to the full extent permitted by law.

7.    SECURITIES AND TRANSFERS

7.1   Securities and Transfers

Security certificates (and the form of transfer power thereon or on the reverse side thereof) shall (subject to compliance with the Act) be in such form as the directors may from time to time by resolution approve and, subject to the Act, such certificates shall be signed manually by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation, or by trustee who certifies it in accordance with a trust indenture, and any additional signatures required on a security certificate may be printed or otherwise mechanically reproduced thereon. Notwithstanding any change in the persons holding an office between the time of actual signing and the issuance of any certificate and notwithstanding that a person signing may not have held office at the date of issuance of such certificate, any such certificate so signed shall be valid and binding upon the Corporation.

7.2   Registrar and Transfer Agent

The directors may from time to time by resolution appoint or remove an agent to maintain a central securities register and branch securities registers for the Corporation.

7.3   Surrender of Security Certificates

Subject to the Act, no transfer of a security issued by the Corporation shall be recorded or registered unless or until the security certificate representing the security to be transferred has been surrendered and cancelled or; if no security certificate has been issued by the Corporation in respect of such shares, unless or until a duly executed security transfer power in respect thereof has been presented for registration.

7.4   Replacement of Security Certificates

The directors or any officer or agent designated by the directors may in their or his discretion direct the issue of a new security certificate in lieu of and upon cancellation of a security certificate claimed to be lost, destroyed or wrongfully taken, on such terms of indemnity, reimbursement of expenses and evidence of loss and of title as the Secretary (or, in the absence of or failure to act by the Secretary, the directors) may from time to time prescribe, whether generally or in any particular case.

7.5   Joint Shareholders

The Corporation is not required to issue more than one share certificate in respect of shares held jointly by two or more persons and delivery of such certificate to one of such persons shall be sufficient delivery to all of them.

8.    DIVIDENDS

8.1   Dividend Cheques

A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers to the order of each registered holder of shares of the class or series of which it has been declared and mailed by prepaid ordinary mail to such registered holder at such holder's recorded address, unless such holder otherwise directs in writing. In the case of joint holders the cheque shall, unless such joint holders otherwise direct in writing, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

8.2   Non-receipt of Cheques

In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Treasurer (or, in the absence of or failure to act by the Treasurer, the directors) may from time to time prescribe, whether generally or in any particular case.

8.3   Unclaimed Dividends

Any dividend unclaimed after a period of six years from the date of which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

9.    MEETINGS OF SHAREHOLDERS

9.1      Annual Meetings

The annual meeting of shareholders shall be held at such time in each year as the directors may from time to time determine for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors and appointing auditors, and for the transaction of such other business as may properly be brought before the meeting.

9.2   Special Meetings

The directors may call a special meeting of shareholders at any time.

9.3   Place of Meetings

Meetings of shareholders shall be held in such place in Alberta as the directors shall from time to time determine.

9.4   Notice of Meetings

Notice of the time and place of each meeting of shareholders shall be given, in the manner provided in paragraph y10.1 and within the time period prescribed by the Act or other applicable law, to each director, to the auditors and to each shareholder entitled to receive notice of the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and re-appointment of the incumbent auditors shall state the nature of such business in reasonable detail and shall state the text of any special resolution to be submitted to the meeting.

9.5   Chairman, Secretary and Scrutineers

The chairman of any meeting of shareholders shall be the first mentioned of such of the following persons as has been appointed, is present at the meeting and is a director: Chairman of the Board, Vice-Chairman of the Board, President or a Vice-President. If no such person is present within one hour from the time fixed for holding the meeting, the persons present and entitled to vote shall choose another director to be chairman of the meeting and if no director is present or if all of the directors present decline to take the chair then the shareholders present and entitled to vote shall choose one of their number to be the chairman of the meeting. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. One or more scrutineers, who need not be shareholders, may be appointed by ordinary resolution of the shareholders or by the Chairman with the consent of the meeting.

9.6   Persons Entitled to be Present

The only persons entitled to be present at a meeting of shareholders shall be those who are entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or the By-laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman or with the consent of the meeting.

9.7   Quorum

If the number of shareholders of the Corporation is two or more, then the quorum for a meeting of the shareholders shall be two individuals personally present, each of whom is either a shareholder entitled to attend and vote at such meeting, a proxy holder appointed by such a shareholder or a duly appointed representative of such a shareholder that is a body corporate, and holding or representing not less than 10% of the issued shares of the Corporation enjoying voting rights at such meeting. If a quorum is present at the opening of a meeting, the shareholders present in person or represented by proxy and the duly authorized representatives of shareholders that are bodies corporate may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present within one hour from the opening of a meeting of shareholders, the shareholders personally present or represented at the meeting may adjourn the meeting to a fixed time (which time shall be not less than seven days or more than one month from the time of the adjourned meeting) and the same place as the adjourned meeting but may not transact any other business.

9.8   Proxies

Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxy holder, or one or more alternate proxy holders, who need not be a shareholder or shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by such proxy. A proxy shall be in writing executed by the shareholder or his attorney authorized in writing and shall conform with the requirements of the Act. A proxy is valid only at the meeting in respect of which it is given or at any adjournment thereof and may be revoked in accordance with the provisions of the Act.

9.9   Voting and Votes to Govern

At any meeting of shareholders every question shall, unless otherwise required by the Articles or By-laws, be determined by the majority of the votes cast on the question. In the case of an equality of votes either upon a show of hands or upon a ballot, the Chairman of the meeting shall not be entitled to a second or casting vote.

9.10  Show of Hands

Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as provided by paragraph y9.11. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question. The result of the vote so taken shall be the decision of the shareholders upon the said question, unless a ballot is demanded or required immediately after the show of hands.

9.11  Ballots

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxy holder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken as reported on by the scrutineers (if they have been appointed) shall be the decision of the shareholders upon the said question.

9.12  Adjournment

If a meeting of shareholders is adjourned with the consent of all shareholders of the Corporation for less than one month, it shall not be necessary to give notice of the adjourned meeting other than by announcement at the earliest meeting that is adjourned.

10.   NOTICES

10.1  Manner of Giving Notice

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to his recorded address by prepaid mail or if sent to his recorded address by means of telex, telecopier, telegram or any means of transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received as provided in the Act; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when actually transmitted by the person giving such notice, or if dispatched or delivered to the communication company or its agency or its representative when such communication company or agency actually transmits such notice. The Secretary shall change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the directors in accordance with any information believed by him to be reliable.

10.2  Notice of Joint Shareholders

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all such joint holders but notice to one of such persons shall be sufficient notice to all of them.

10.3  Omissions and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

10.4  Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other reason whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which becoming so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

10.5  Waiver of Notice

Any shareholder (or duly appointed proxy holder), director, officer, auditor or member of a committee or directors may at any time waive any notice, or waive or abridge the time for any notice, required to be given under any provision of the Act, the regulations thereunder, the Articles, the By-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the directors which may be given in any reasonable manner.

11.   INFORMATION AVAILABLE TO SHAREHOLDERS

11.1  Provision of Information

Except as provided by the Act, no shareholder shall be entitled to obtain information respecting any details or conduct of the Corporation's business which would not, in the opinion of the Board, be in the interests of the Corporation to so communicate.

11.2  Inspection of Records

The Board may from time to time, subject to the rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books, registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document, book, register or accounting record of the Corporation except as conferred by statute, the Articles, the By-laws or authorized by the Board or by a resolution of the shareholders.

ADOPTED AND APPROVED by the Directors of the Corporation as of the _____ day of ________________, _____ and confirmed by the Shareholders of the Corporation as of the _____ day of _________________, _____, as evidenced by the signatures of the President and Secretary endorsed below.

                                      ------------------------------------------
                                      President

                                      ------------------------------------------
                                      Secretary

                                   EXHIBIT "A"

                               PLAN OF CONVERSION

      This Plan of Conversion is recommended to the Shareholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the "Constituent Entity") by the Board of Directors of the Constituent Entity with respect to the following terms, and conditions:

      1) The Constituent Entity is Deep Well Oil & Gas, Inc., a Nevada corporation, and shall upon conversion be known as Deep Well Oil & Gas, Inc., an Alberta corporation (the "Converted Entity").

      2) The present address of the Constituent Entity is 1100 Bank of America Plaza, 50 West Liberty Street, Reno, Nevada, 89501 and the Converted Entity shall have an address of 1500, 10180 101 Street, Edmonton, Alberta, T5J 4K1, as of the Effective Date of the conversion.

      3) The laws of the state of Nevada govern the Constituent Entity and upon conversion the Converted Entity shall be governed by the laws of Alberta, Canada.

      4) The terms and conditions of the conversion are as follows:

      (i) the separate existence of the Constituent Entity shall cease as a Nevada entity and shall be permitted to convert into the Converted Entity;

      (ii) the Converted Entity shall succeed to all of Constituent Entity's rights and property;

      (iii) the Converted Entity shall be subject to all Constituent Entity's liabilities and obligations;

      (iv) the articles of incorporation of the Converted Entity in effect immediately prior to the Effective Date shall be the articles of incorporation of the Constituent Entity unless and until amended as provided by law and the constituent documents of the Converted Entity;

      (v) the bylaws of the Converted Entity in effect immediately prior to the Effective Date shall be the bylaws of the Constituent Entity unless and until amended or revoked as provided by law and the constituent documents of the Converted Entity;

      (vi) Constituent Entity shall from time to time, as and when requested by Converted Entity, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this conversion; and

      (vii) Converted Entity's Board of Directors and officers shall continue and remain as such after the Effective Date of the conversion and for the full unexpired term of their respective offices, or until their successors have been duly elected or appointed and qualified.

      5) The effect of the conversion and the effective date of the conversion are as prescribed by Nevada law.

      IN WITNESS WHEREOF, the parties have executed this Plan of Conversion.



                    CONVERTED ENTITY       DEEP WELL OIL & GAS, INC.

                                           per
                                                  ------------------------------

                                           per
                                                  ------------------------------



                    CONSTITUENT ENTITY     DEEP WELL OIL & GAS, INC.

                                           per
                                                  ------------------------------

                                           per
                                                  ------------------------------

                               PLAN OF CONVERSION

      This Plan of Conversion is recommended to the Shareholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the "Constituent Entity") by the Board of Directors of the Constituent Entity with respect to the following terms, and conditions:

      1) The Constituent Entity is Deep Well Oil & Gas, Inc., a Nevada corporation, and shall upon conversion be known as Deep Well Oil & Gas, Inc., an Alberta corporation (the "Converted Entity").

      2) The present address of the Constituent Entity is 1100 Bank of America Plaza, 50 West Liberty Street, Reno, Nevada, 89501 and the Converted Entity shall have an address of 1500, 10180 101 Street, Edmonton, Alberta, T5J 4K1, as of the Effective Date of the conversion.

      3) The laws of the state of Nevada govern the Constituent Entity and upon conversion the Converted Entity shall be governed by the laws of Alberta, Canada.

      4) The terms and conditions of the conversion are as follows:

      (i) the separate existence of the Constituent Entity shall cease as a Nevada entity and shall be permitted to convert into the Converted Entity;

      (ii) the Converted Entity shall succeed to all of Constituent Entity's rights and property;

      (iii) the Converted Entity shall be subject to all Constituent Entity's liabilities and obligations;

      (iv) the articles of the Converted Entity shall be the attached Articles of Continuance;

      (v)   the bylaws of the Converted  Entity shall be the attached By-Law No.
            1;

      (vi) Constituent Entity shall from time to time, as and when requested by Converted Entity, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this conversion; and

      (vii) Converted Entity's Board of Directors and officers shall continue and remain as such after the Effective Date of the conversion and for the full unexpired term of their respective offices, or until their successors have been duly elected or appointed and qualified.

      5) The effect of the conversion and the effective date of the conversion are as prescribed by Nevada law.

            IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Plan  of
Conversion.



                    CONVERTED ENTITY       DEEP WELL OIL & GAS, INC.

                                           per
                                                  ------------------------------

                                           per
                                                  ------------------------------



                    CONSTITUENT ENTITY      DEEP WELL OIL & GAS, INC.

                                           per
                                                  ------------------------------

                                           per
                                                  ------------------------------

                                                                       EXHIBIT D

                           RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except  as  otherwise  provided  in  NRS  92A.370  and  92A.390,   any
stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

            (1) If approval by the  stockholders  is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

            (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                  (I) The surviving or acquiring entity; or

                  (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

            (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

            (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

            (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

            (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

            (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

            (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

            (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

            (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

            (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

            (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1. A stockholder to whom a dissenter's notice is sent must:

            (a) Demand payment;

            (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

            (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2. The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

            (a) For the amount,  if any, by which the court finds the fair value
of  his  shares,  plus  interest,   exceeds  the  amount  paid  by  the  subject
corporation; or

            (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

            (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

            (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)